UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1: Report to Shareholders

PARNASSUS FUNDS®

ANNUAL REPORT  ¡  DECEMBER 31, 2014

PARNASSUS FUNDS

Parnassus FundSM	PARNX

Parnassus Core Equity FundSM – Investor Shares	PRBLX

Parnassus Core Equity Fund – Institutional Shares	PRILX

Parnassus Endeavor FundSM	PARWX

Parnassus Mid Cap FundSM	PARMX

Parnassus Small Cap FundSM	PARSX

Parnassus Asia FundSM	PAFSX

Parnassus Fixed Income FundSM	PRFIX

PARNASSUS FUNDS	Annual Report • 2014

February 3, 2015

Dear Shareholder:

2014 was a great year for the economy and the stock market. GDP grew at an annual rate of 5.0% in the third quarter and almost three million new jobs were created last year, which works out to an average of about 246,000 a month. This drove the unemployment rate down to 5.6% from 6.7% at the beginning of the year.

The stock market went up 13.68%, as measured by the S&P 500 Index. Although it was a good year for stocks, it was not a good year for stock-pickers. According to Bloomberg, only 10% of the actively-managed equity mutual funds available in the United States were able to beat the S&P 500*. According to Lipper, the average diversified U.S. stock mutual fund gained only 7.60% in 2014.

By comparison, the Parnassus Funds had a great year with four of our six equity funds beating their benchmarks. In other words, 67% of our funds beat their respective indices, while only 10% of the other funds accomplished that feat. Although the Parnassus Mid Cap Fund did not beat its index, it did beat its Lipper peer group, so 83% of our funds were ahead of mutual funds with similar strategies.

Our best-performing fund was the Parnassus Endeavor Fund (formerly the Parnassus Workplace Fund); it was up 18.51% for the year. This made it the fourth-best performer of the 770 multi-cap core funds followed by Lipper, and it was the third-best performer of 388 multi-cap core funds since the Fund was established on April 29, 2005. (For the three- and five-year periods respectively, the Fund was #24 of 685 funds and #73 of 581 funds.) Second was the Parnassus Fund, which gained 14.68%, and a close third was the Parnassus Core Equity Fund-Investor Shares, which gained 14.48%. If you own shares in any of these three funds, you should be very happy.

The fourth fund of note was the Parnassus Asia Fund, which returned 7.84% for the year. This may not sound like a lot, when you compare it to the 13.68% earned by the S&P 500, but when you compare it to the 0.39% return of the MSCI AC Asia Pacific Index, it sounds very good. While the composite Asian markets were basically flat for the year in dollar terms, the Parnassus Asia Fund was up 7.84%. Enclosed you will find the annual reports for all our funds. We think you’ll find they will make very interesting reading.

Company News

The dynamic duo of Todd Ahlsten and Ben Allen, who manage our Parnassus Core Equity Fund, have just been named as one of the five finalists for Morningstar’s Domestic-Stock Fund Manager of the Year. We congratulate them for this well-deserved recognition.

Our senior research analyst Robert Klaber has just been named to the Forbes’ magazine list of 30 under 30 rising stars in finance. We offer our congratulations to 29-year old Robby.

Parnassus Survey

In the last three reports, I mentioned that I knew all of our shareholders by name 30 years ago, when I started the Parnassus Fund. In those days, we had only a few million dollars in assets, so communication was easy. Although there’s no way I can know each of you by name now, I would like to know more about you and why you chose the Parnassus Funds. You can help me to gain a better understanding of our shareholders by completing a survey that should take you no more than five

*

According to Bloomberg, as of December 31, 2014, 960 of 9,979 actively managed U.S. equity mutual funds had one-year annual returns that exceeded the 13.68% one-year annual return of the S&P 500 Index.

Annual Report • 2014	PARNASSUS FUNDS

minutes. Your answers will be completely anonymous and your privacy will be respected. To participate in the survey, please go to www.parnassus.com/survey.

I thank all of you for investing with us.

Yours truly,

Jerome L. Dodson

President

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Please see the following pages for more detailed information regarding each Fund’s performance, including information regarding the Fund’s Lipper rankings, and the risks associated with investing in the Funds.

PARNASSUS FUNDS	Annual Report • 2014

PARNASSUS FUND

Ticker: PARNX

As of December 31, 2014, the net asset value per share (“NAV”) of the Parnassus Fund was $48.09, so after taking dividends into account, the total return for the year was 14.68%, the second-best performance of the Parnassus Funds behind the Parnassus Endeavor Fund, and edging out the Parnassus Core Equity Fund for second place. This compares to 13.68% for the S&P 500 Index (“S&P 500”) and only 9.98% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). It was a great year for the Parnassus Fund. We beat the S&P 500 in a year when, according to Bloomberg, 90% of the actively-managed equity mutual funds available in the United States lagged the index*. While we beat the S&P 500 by one percentage point, we beat the Lipper average by more than 4.5 percentage points, because most funds did so poorly compared to the index.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. You will notice that we’re ahead of both benchmarks for all time periods. Most striking is the three-year number, where we have gained an average of 24.72% per year, which is more than four percentage points per year ahead of the S&P 500 and more than five percentage points per year ahead of the Lipper average.

On page 8, you will find a graph that shows the growth of a hypothetical $10,000 investment in the Fund over the past ten years. The graph shows that the Fund has grown much more than the same amount invested in either the S&P 500 or the Lipper average.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2014

Parnassus Fund	14.68	24.72	16.55	9.99	0.86	0.86

S&P 500 Index	13.68	20.34	15.42	7.66	NA	NA

Lipper Multi-Cap Core Average	9.98	19.22	13.90	7.17	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

Company Analysis

Six companies each contributed 40¢ or more to the NAV, but there were no stocks that cut 40¢ or more off the NAV. If we wanted to put a gloss on things, we would only talk about the six winners and say that no company accounted for a loss of 40¢ or more. However, we did have three stocks that each had a negative impact of 20¢ or more on the value of each fund share. We’ve decided to talk about them because each of the three presents an interesting situation from which we can learn something. Quite often, you learn more from your losers than you do from your winners. Most importantly, each of the three has the potential to give us some good returns in 2015 and into the future, when some of the stocks that soared in 2014 might not perform as well.

EZchip Semiconductor designs semiconductors known as network-processors, which are used in data-centers, enterprise-networks and telecommunications equipment. The stock sliced 29¢ off the NAV, falling 22.2% from $24.61 to $19.14. It dropped in October, after the company reduced its revenue guidance because of weaker orders from telecom carriers. We think orders will come back this year, but more importantly, EZchip has some very interesting technology. In December, the company announced that its next generation NP-5 network-processor will be in full production. More significant is the development

*

According to Bloomberg, as of December 31, 2014, 960 of 9,979 actively managed U.S. equity mutual funds had one-year annual returns that exceeded the 13.68% one-year annual return of the S&P 500 Index.

Annual Report • 2014	PARNASSUS FUNDS

of the new NPS chip, which has more flexibility and could find a big market with all the data-center operators that want to design their own systems.

International Business Machines (IBM) dropped 14.5% from $187.57 to $160.44 for a loss of 24¢ for each fund share. The stock rose in early 2014, after the company announced its decision to divest its lower-margin server business, and it raised the dividend. The stock reversed its earlier gains in the fall, as demand for its software and consulting services declined. We originally became interested in this stock when we saw that Warren Buffett had a big position in his Berkshire-Hathaway portfolio. IBM’s performance shows that even great stock-pickers can be wrong – at least during certain periods. We’re holding onto the stock, because we think it’s undervalued and there’s not much downside risk. We think the restructuring initiatives and the investment in new software and services will eventually move the stock higher.

Ciena, maker of optical equipment for telecommunications, cut 22¢ off the value of each fund share, as its stock dropped from $23.93 to $19.41. The stock dropped 22.8% to $16.72 in the third quarter, when it announced that as part of negotiations for a major contract with AT&T, it was offering a big discount that would depress margins in the fourth quarter, but the margins would come back later. Stock market investors are notoriously short-sighted, so Ciena moved lower and we added to our position. The stock came back in the fourth quarter, climbing 16.1% to $19.41 by the end of the year. While the stock shows a loss for the year, it made a strong come-back in the fourth quarter, and we expect the issue to do very well going forward, because of its excellent technology and demand for more telecom services.

Turning to our winners, the biggest contributor was InterMune, a biotechnology company focused on respiratory and fibrotic diseases, which soared an amazing 402% from $14.73 to $73.89, for a gain of $1.06 for each fund share. The stock rose early in the year, after the company announced excellent results in the phase III trial of Esbriet, its new drug to treat idiopathic pulmonary fibrosis, a fatal lung disease. The strong results convinced the Food & Drug Administration to approve Esbriet, and later in the year, Switzerland-based Roche Pharmaceuticals paid $8.3 billion to acquire InterMune for $74 a share.

Two of our best performers were semiconductor-equipment stocks. Applied Materials added 85¢ to the NAV during the year, as its stock rose 40.9% from $17.69 to $24.92. Consumer demand for new and better mobile devices with more features and longer battery life is driving large investments in new semiconductor-manufacturing equipment. In 2014, industry spending increased 25%, and this demand should increase with the transition to more advanced manufacturing technology.

Lam Research was the other semiconductor-equipment company that

Parnassus Fund as of December 31, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

did well for us, as its stock climbed 45.7% from $54.45 to $79.34, contributing 40¢ to the NAV. The company had a strong start in 2014, as robust demand from semiconductor foundries and memory-chip makers drove earnings higher. Lam benefits from the same trends as Applied Materials, with strong demand for equipment to make increasingly sophisticated semiconductors.

Whole Foods, the world’s largest retailer of organic food, added 66¢ to the value of each fund share, even though the stock dropped 12.8% during the year from $57.83 to $50.42. At this point, you may be wondering what kind of magic we can work at Parnassus, if we can make money when a stock goes down, and we don’t do it by short-selling. Actually, there was no magic involved, since we bought 700,000 shares during the third quarter, when the stock dropped to our average cost of $38.36, because of negative investor sentiment. Shares slumped because revenue growth started to slow down, and investors were concerned about competition from grocery chains such as Wal-Mart, Kroger and Costco. The stock jumped in November, after Whole Foods reported better-than-expected earnings. As we indicated earlier in this report in our discussion

PARNASSUS FUNDS	Annual Report • 2014

Top 10 Holdings

(percentage of net assets)

Ciena Corp.	5.1%

Whole Foods Market Inc.	4.8%

QUALCOMM Inc.	4.4%

Google Inc., Class A	4.3%

Applied Materials Inc.	4.0%

International Business Machines Corp.	3.9%

Air Lease Corp.	3.4%

Expeditors International of Washington Inc.	3.3%

Altera Corp.	3.3%

Wells Fargo & Co.	3.2%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2014 of $10,000 invested on December 31, 2004

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

of Ciena, investors have very short time-horizons; they tend to sell first and ask questions later, if the least bit of bad news surfaces. When we saw the stock sink so rapidly from the $50’s to the $30’s, we knew it was overdone. It was hard for us to believe that the people who shop at Whole Foods were going to make a sudden change and start shopping at Wal-Mart, even if Wal-Mart started carrying a few lines of organic food. Fortunately, we were right and, in just a few months, Whole Foods climbed an amazing 31.4% from our cost of $38.36 to $50.42 by year-end.

C.H. Robinson Worldwide, a logistics company with an emphasis on serving as a broker between shippers and truckers, added 59¢ to each fund share, as its stock rose 28.4% from $58.34 to $74.89. From 2010 through 2013, profits were squeezed, because truckers would not lower their rates and shippers would not pay higher prices, so the falling stock price reflected that squeeze. We invested in Robinson, because we thought that demand would eventually outstrip carrier supply, and the company would be able to raise prices to shippers. As the economy has improved, freight volumes have increased and Robinson can get higher margins so the stock price has moved higher.

Equinix provides data-centers and Internet-connection services to corporations, content-providers and Internet-service providers. Strong demand to move data around the Internet increased revenue and earnings, which boosted the stock by 27.8% from $177.45 to $226.73, increasing the value of each Parnassus share by 44¢.

Outlook and Strategy

(This section applies to the Parnassus Fund and the Parnassus Endeavor Fund.)

It was a good year for the stock market with the S&P 500 up 13.68%. (It was an even better year for the Parnassus Fund and the Endeavor Fund.) Some market-commentators are saying that things will be difficult this year. Here are some of the concerns they have expressed:

1.	The S&P 500 is trading at a price-earnings ratio of 18, so the market is at least fully-valued and perhaps even overvalued.

2.	The Federal Reserve has said that interest rates will probably go up by the middle of the year.

3.	The sharp drop in oil prices will be bad for the economy, since it will mean fewer jobs and less investment in energy.

4.	National economies in both Asia and Europe are weak, so they may pull the U.S. into a recession.

All four of these concerns are legitimate, and these factors might pull the American economy into a recession in the near-term, and the stock market would fall quite a bit. Given this situation, a prudent investor might want to pull out of the market right now and wait for a better time to return.

Annual Report • 2014	PARNASSUS FUNDS

Although we acknowledge the validity of the four points, our view is somewhat different. First, while we agree that the market is fully-valued, that doesn’t mean that it will automatically go down. It can stay fully-valued for years without moving sharply lower. In fact, the market can become less than fully-valued without dropping at all, if companies grow their earnings. (If the “E” in the P/E ratio goes up, that means the ratio goes down and the market becomes less than fully-valued or even undervalued.) In the current environment, businesses should be able to grow their earnings.

Second, there is no doubt that the Federal Reserve will increase interest rates sometime this year, but this doesn’t mean that stocks will go down. If the Fed increases interest rates, that means the economy is getting better, and the stock market should go higher. Right now, it seems that the U.S. economy is on the mend and is getting stronger by the day. Most encouraging is the increase in jobs, which has been running over 200,000 per month for a long time. A sharp spike in interest rates would probably move the market lower, but a gradual increase probably would not. It’s unlikely that Janet Yellen would engineer a big hike in rates.

Third, the sharp drop in oil prices is good for the economy. While it’s true that lower oil prices mean less investment and fewer jobs in the oil industry, most of the other industries should benefit. Operating costs for businesses will be lower, and people will have more money to spend on things other than gasoline. Other parts of the economy will grow to make up for declines in the oil patch.

Fourth, we’re concerned about the slowdown in Europe and Asia – especially Europe, since the Asian economies are more dynamic and will start growing again on their own. In the short-term, there’s not a lot of hope for Europe, but at some point, their economies will improve. The euro is now down to $1.18, so that should help their export industries. Also, Mario Draghi, head of the European Central Bank, has finally started to pump a lot of money into the system, so that should help Europe the same way the Fed’s quantitative easing helped us.

Finally, even though the market as a whole is fully-valued and may not go up much in 2015, our funds can still do well. It’s harder to find bargains now, but they do exist. For example, in this report, we talked about how Whole Foods and Target dropped down to very low levels, because of temporary conditions or over misunderstandings. There may be more opportunities like these, and we’ll work hard to find them.

Yours truly,

Jerome L. Dodson	Ian Sexsmith
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2014

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of December 31, 2014, the net asset value (NAV) of the Parnassus Core Equity Fund-Investor Shares was $40.69. After taking dividends into account, the total return for the fourth quarter was 6.30%. This compares to increases of 4.93% for the S&P 500 Index (“S&P 500”) and 3.37% for the Lipper Equity Income Fund Average, which represents the average equity income fund followed by Lipper (“Lipper average”). For the year, the Fund generated a return of 14.48%, which compares favorably to gains of 13.68% for the S&P 500 and 9.77% for the Lipper average.

Below is a table that summarizes the performances of the Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods. On page 12, you will find a graph that shows the growth of a hypothetical $10,000 investment in the Fund over the past ten years.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2014

Parnassus Core Equity Fund Investor Shares	14.48	20.98	14.74	10.24	0.87	0.87

Parnassus Core Equity Fund Institutional Shares	14.71	21.17	14.95	10.42	0.69	0.69

S&P 500 Index	13.68	20.34	15.42	7.66	NA	NA

Lipper Equity Income Fund Average	9.77	16.31	13.29	7.23	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 10.92%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

Year in Review

2014 was the sixth year in a row of positive returns for the S&P 500, with the index gaining 13.68%. Stocks got a boost from continued earnings growth, with index constituents increasing total earnings-per-share by an expected 9% in 2014. Earnings have benefited from all-time high profit margins for U.S. corporations, as well as modest revenue growth. As was the case in 2012 and 2013, price/earnings (P/E) multiples expanded last year, adding about 5% to the overall stock market return. Based on expected 2014 earnings, stocks closed the year at a P/E of 17.8x, which is up 37% from the 13.0x P/E that stocks traded at just three years ago.

The Fund posted a return of 14.48% for the year, beating the index by 80 basis points (a basis point is 1/100th of one percent). Our sector allocations had a positive effect on our performance for the year, with the largest benefit coming from our being underweighted in the energy sector, relative to the index. Our 4% average cash balance represented the biggest allocation headwind for the Fund, trimming about 40 basis points from our relative performance. Stock selection had a modest positive impact. Thankfully, our healthcare and financials stocks more than offset our laggards in the utility and industrial sectors.

Three stocks reduced the NAV by 14¢ or more for the year, while three added at least 50¢. MDU Resources was our biggest loser, falling 23.1% during the year from $30.55 to $23.50 and reducing the NAV by 20¢. MDU’s exploration and production (E&P) segment, which represents about a third of earnings, suffered from production shortfalls and lower oil prices. In November, the company announced that it would consider selling this business. We applaud MDU’s

Annual Report • 2014	PARNASSUS FUNDS

strategy to evaluate a divestiture, because its E&P segment is capital intensive and has generated low and volatile returns. We still like MDU’s remaining businesses, which are unique assets with good growth potential. One project we’re especially excited about is a $200 million wind farm investment recently proposed by MDU’s utility division.

National Oilwell Varco (NOV), a leading provider of oil and gas services, fell 17.6% during 2014 to $65.53 from $79.53 and reduced the NAV by 18¢. The stock fell as the price of a barrel of oil plunged 46.0% during 2014 from $99 to $53. This precipitous drop means that E&P companies will have less money to drill wells in 2015. Despite this short-term move down in oil prices, we are still bullish about NOV’s long-term outlook. We expect the capital intensity of the E&P industry (i.e., the dollars required to drill new wells) to increase long-term, which benefits equipment-providers like NOV. Furthermore, we think the company has the best suite of products and services to help companies drill wells safely in complex geological formations.

Pentair, a company that sells pumps, valves, filters and other water-related products, declined 14.5% during the year to $66.42 from $77.67, trimming the NAV by 14¢. Since 19% of Pentair’s sales are linked to oil and gas, the stock slid as investors feared that lower oil prices would reduce the company’s earnings next year. We think that investors have overreacted, because only 5% of Pentair’s sales are related to upstream energy (i.e., at the well site). While these sales could fall 20% next year, the effect on Pentair’s total sales should be relatively small. In addition, almost half of Pentair’s oil and gas revenue is related to maintenance and repair, a piece of business that typically isn’t impacted much by oil prices. Most importantly, we still like Pentair’s long-term prospects with non-energy customers, and we’re impressed with management’s commitment to “lean enterprise” processes.

The Fund’s top three winners are led by Allergan, a pharmaceutical company based in Irvine, California. The stock rose 91.4% from $111.08 to $212.59, increasing the NAV by $1.06. In April, Valeant Pharmaceuticals teamed up with activist investor Bill Ackman to make a hostile bid for Allergan. Valeant wanted to get control of Allergan’s blockbuster drug, Botox, as well as its prized eye-care products. In addition, Valeant wanted to make deep cuts to Allergan’s R&D programs, which would result in massive layoffs.

After a drawn-out battle in which Allergan repeatedly rejected Valeant’s offers, pharmaceutical company Actavis finally emerged as a white knight. In late November, Actavis made a cash and stock offer valued at more than $219 per share, well above Valeant’s best bid. We view the Allergan-Actavis combination as a better outcome for Allergan’s employees, investors and patients. Given that a significant portion of

Parnassus Core Equity Fund as of December 31, 2014 (percentage of net assets)

the Actavis offer is in cash, we trimmed our Allergan position and bought shares of Actavis. The result of these transactions will be a position just over 3% in the combined company once the deal closes.

Apple had a strong year: its shares rose 37.7% to $110.38 from $80.16 and boosted the NAV by 62¢. Apple continues to demonstrate the benefit of owning the most valuable brand in the world, as evidenced by its successful iPhone 6 launch during the third quarter. We think the company can generate massive cash flows for many years to come based on its device ecosystem, innovative culture, potential new product categories and loyal user base. We sold about 40% of our Apple position during the second half of 2014 in response to the increased price, but still held some stock at year-end.

Applied Materials, the semiconductor-manufacturing equipment giant, soared 40.9% during 2014 from $17.69 to $24.92 and increased the NAV by 56¢. The company had a strong year as chip manufacturing required more expensive equipment due to strong smartphone demand. Amazingly, while chips built in the 1980’s had transistor gates with 10,000 atoms, the most advanced chips have transistor gates with as few as 50 atoms. These chips are very costly to manufacture, which represents a great long-term opportunity for Applied Materials.

PARNASSUS FUNDS	Annual Report • 2014

Top 10 Holdings

(percentage of net assets)

Applied Materials Inc.	3.9%

Pentair PLC	3.7%

Motorola Solutions Inc.	3.7%

Allergan Inc.	3.4%

Iron Mountain Inc.	3.3%

Procter & Gamble Co.	3.3%

QUALCOMM Inc.	3.2%

National Oilwell Varco Inc.	3.1%

Google Inc., Class C	3.0%

CVS Health Corp.	2.9%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2014 of $10,000 invested on December 31, 2004

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

The Fund enters 2015 with 41 portfolio companies in a variety of industries. The biggest concentrations in the portfolio are in the technology, industrial and consumer staples sectors. Relative to the index, the portfolio has very few holdings in the financial and consumer discretionary sectors. Our underweight allocations in these two highly cyclical areas add an element of defensiveness to the Fund’s overall positioning.

During the fourth quarter, we took advantage of the dramatic plunge in crude oil prices to increase our exposure to stocks that should benefit from a recovery in that commodity. In addition to having 6% of the Fund invested in pure-play energy stocks, we also own industrial and utility companies with business segments directly tied to the oil and gas sector. We expect oil prices to recover within our three-year investment horizon. The reason is that reinvesting in new wells at current prices is simply not profitable for most E&Ps. This means that supply should go down as existing wells deplete. As supply gradually winds down, prices should go up.

Actavis, the pharmaceutical company that agreed to buy Allergan, is the only new portfolio company in the Fund since our last quarterly report. In combination with Allergan, we expect about two-thirds of Actavis’ pro-forma revenue to come from branded pharmaceutical products, and almost 30% of sales to come from generics. This company has a terrific executive team and great assets, so we’re excited about the long-term prospects of the business.

Each of our holdings has a risk-reward profile that is beneficially asymmetric. This means that our optimistic investment scenarios are far more positive than our bearish scenarios are negative. Given this favorable ratio, we expect our portfolio to outperform modestly if the market rallies for a seventh year in a row. At the same time, we would expect our stocks to experience less severe losses than the index, if 2015 marks the end of the bull market. So while we hope for the good times to continue for stocks, we’ve positioned the Fund to outperform in a wide range of potential outcomes.

Thank you for trusting us to manage your money,

Todd C. Ahlsten	Ben E. Allen
Lead Portfolio Manager	Portfolio Manager

Annual Report • 2014	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Ticker: PARWX

As of December 31, 2014, the NAV of the Parnassus Endeavor Fund was $29.95, so after taking dividends into account, the total return for the year was 18.51%, the best performance of the Parnassus Funds. This compares to a return of 13.68% for the S&P 500 Index (“S&P 500”) and 9.98% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). It was a great year for the Parnassus Endeavor Fund: it beat the S&P 500 by almost five percentage points, and the Lipper average by 8.5 percentage points. According to Lipper, the average diversified U.S. stock fund gained 7.60% in 2014, so the Endeavor Fund returned well over twice what the average fund earned.

For the year, the Parnassus Endeavor Fund was the fourth-best performer of the 770 multi-cap core funds followed by Lipper, and since inception on April 29, 2005, the Fund was the third-best performer of 388 funds. (For the three- and five-year periods, the Fund was #24 out of 685 funds and #73 out of 581 funds, respectively.)

Below is a table comparing the Parnassus Endeavor Fund with the S&P 500 and the Lipper average over the past one-, three- and five-year periods and the period since inception on April 29, 2005. We’re ahead of both benchmarks for all time periods. Most striking is the fact that since inception, we’ve earned more than four percentage points per year over the Lipper average.

On page 15, you will find a graph that shows the growth of a hypothetical $10,000 investment in the Fund since inception. It shows that the growth of that hypothetical $10,000 would have been much greater in the Endeavor Fund than in either benchmark.

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2014

Parnassus Endeavor Fund	18.51	23.78	16.08	12.07	1.07	0.95

S&P 500 Index	13.68	20.34	15.42	8.39	NA	NA

Lipper Multi-Cap Core Average	9.98	19.22	13.90	7.97	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2014 (As Amended and Restated September 19, 2014), Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Seven companies each contributed 30¢ or more to the NAV during 2014. No company had a negative impact of 30¢ or more. The only stock that made a significant negative impact on the Fund was International Business Machines (IBM). That stock dropped 14.5% from $187.57 to $160.44 for a loss of 16¢ for each fund share. The stock rose in early 2014, after the company announced its decision to divest its lower-margin server business, and it raised the dividend. The stock reversed its earlier gains in the fall, as demand for its software and consulting services declined. We originally became interested in this stock when we saw that Warren Buffett had a big position in his Berkshire-Hathaway portfolio. IBM’s performance shows that even great stock-pickers can be wrong – at least during certain periods. We’re holding onto the stock because we think it’s undervalued and there’s not much downside risk. We think the restructuring initiatives and the investment in new software and services will eventually move the stock higher.

The stock that helped us the most was Allergan, a pharmaceutical company based in Irvine, California. The stock rose 91.4% from $111.08 to $212.59, increasing the Fund’s NAV by 70¢. In April, Valeant, a rival pharmaceutical company, teamed up with activist investor, Bill Ackman, to make a hostile bid for Allergan. Valeant wanted to get control of Allergan’s blockbuster drug, Botox, as well as its prized eye-care products. After a drawn-out, highly-publicized battle in which

PARNASSUS FUNDS	Annual Report • 2014

Allergan repeatedly rejected Valeant’s offers, Actavis, another pharmaceutical company, emerged as a white knight, making a cash and stock-offer valued at more than $219 per share. We view the Allergan-Actavis combination as a better outcome for Allergan and its employees.

Whole Foods, the world’s largest retailer of organic foods, added 48¢ to the value of each fund share, even though the stock dropped 12.8% during the year from $57.83 to $50.42. At this point, you may be wondering what kind of magic we can work at Parnassus, if we can make money when a stock goes down, and we don’t do it by short-selling. Actually, there was no magic involved: we bought 700,000 shares during the third quarter, when the stock dropped to our average cost of $38.36, because of negative investor sentiment. Shares slumped because revenue growth started to slow down, and investors were concerned about competition from retailing giants like Wal-Mart, Kroger and Costco. The stock jumped in November, after Whole Foods reported better-than-expected earnings. As we indicated earlier in this report in our discussion of Ciena, investors have very short time-horizons, and they tend to sell first and ask questions later, if the least bit of bad news surfaces. When we saw the stock sink so rapidly from the $50’s to the $30’s, we knew it was overdone. It was hard for us to believe that the people who shop at Whole Foods were going to make a sudden change and start shopping at Wal-Mart, even if Wal-Mart started carrying a few lines of organic food. Fortunately, we were right and, in just a few months, Whole Foods climbed an amazing 31.4% from our cost of $38.36 to $50.42 by year-end.

Two of the Fund’s best performers were semiconductor-equipment stocks. Applied Materials added 47¢ to the NAV during the year, as its stock soared 40.9% from $17.69 to $24.92. Consumer demand for better mobile devices with more features and longer battery life is driving large investments in new semiconductor-manufacturing equipment. In 2014, industry spending increased 25% and spending levels should increase with the transition to more advanced manufacturing technology.

Lam Research was the other semiconductor-equipment company that did well for us. Its stock climbed 52.7% from our average cost of $51.96 to $79.34 for a contribution of 36¢ to each fund share. The company had a strong start in 2014, as robust demand from semiconductor foundries and memory-chip makers drove earnings higher. Lam benefits from the same trends as Applied Materials, with strong demand for equipment to make increasingly sophisticated semiconductors.

C.H. Robinson Worldwide, a logistics company with an emphasis on

Parnassus Endeavor Fund as of December 31, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

serving as a broker between shippers and truckers, added 42¢ to the NAV, as its stock rose 28.4% from $58.34 to $74.89. From 2010 through 2013, profits were squeezed, because truckers would not lower their rates and shippers would not pay higher prices, so the falling stock price reflected that squeeze. We invested in Robinson, because we thought that demand would eventually outstrip carrier supply, and the company would be able to raise prices to shippers. As the economy has improved, freight volumes have increased, Robinson can get higher margins and the stock price has moved higher.

Riverbed Technology makes software used in optimizing wide-area networks, which speed the flow of information within an organization from site-to-remote-site. We started buying the stock in 2012 and 2013 at an average cost of $15.57 a share. On November 8, 2013, Elliott Management, an activist investment firm, announced that it owned a 9% stake in Riverbed. The stock immediately shot up to $17.54 from $15.11 the previous day, then climbed to $19.04 on November 13. In the Parnassus quarterly report of March 31, 2014, I described the battle between Riverbed and Elliott, with Elliott trying to get the company sold at $25 a share to another firm, and Riverbed resisting any takeover. Finally, Elliott made an offer of $21 a share, but Riverbed would not budge. I tried unsuccessfully to set up a meeting with Riverbed’s President, Jerry Kennelly, to urge him to consider outside offers. I considered the company undervalued, but thought that Kennelly’s poor management would keep the company undervalued indefinitely. By June of 2014, we had sold all of our shares at an average price of $20.25. In the end, we

Annual Report • 2014	PARNASSUS FUNDS

Top 10 Holdings

(percentage of net assets)

Google Inc., Class A	5.2%

Allergan Inc.	5.0%

Ciena Corp.	4.9%

Whole Foods Market Inc.	4.8%

QUALCOMM Inc.	4.6%

Target Corp.	4.4%

Riverbed Technology Inc.	4.2%

International Business Machines Corp.	4.2%

C.H. Robinson Worldwide Inc.	3.9%

Applied Materials Inc.	3.9%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2014 of $10,000 invested on April 29, 2005

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 29, 2005) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

did very well on the stock. With an average cost of $15.57 per share and a sale price of $20.25, we had a 30% gain in the stock and profits of $6.5 million for the Parnassus Endeavor Fund.

By October of 2014, other investors started to sell, and Riverbed’s stock dropped below $18 a share. I knew at that point it was quite undervalued, and Elliott had already made an offer of $21 a share. The Fund purchased 1.6 million shares at an average cost of $17.79. It now looks as if Riverbed will be sold for $21 a share. The stock closed at $20.41 a share at year-end, so it’s gone up 14.7% since our most recent purchase. Considering all our transactions in Riverbed’s stock for the year, the Fund has increased the value of the NAV by 37¢.

Target, the Minneapolis-based discount-retailer, climbed 20.0% from $63.27 to $75.91 for a gain of 37¢ for each fund share. The stock price dipped into the $50’s early in the year, after a series of negative events including a hacker attack on the company’s customer credit card information, poor results from an expansion into Canada and the dismissal of chief executive officer Greg Steinhafel. We took advantage of the drop in the stock price to increase our position from 150,000 shares to 450,000 shares. The share price began to recover in August, after the board hired Brian Cornell, the respected former head of Pepsi’s Americas business, as the new chief executive officer. The stock moved even higher in November, when management reported improved sales and profitability in the United States and stabilization in Canada.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2014

PARNASSUS MID CAP FUND

Ticker: PARMX

As of December 31, 2014, the NAV of the Parnassus Mid Cap Fund was $27.40, so after taking dividends into account, the total return for 2014 was 11.24%. This compares to 13.22% for the Russell Midcap Index (“Russell”) and 9.98% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”). For the quarter, the Fund was up 6.89%, ahead of the Russell’s 5.94% return and the Lipper average’s 4.38% gain.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception on April 29, 2005. On page 18 is a graph showing the growth of a hypothetical $10,000 investment in the Fund since inception.

2014 Review

The Russell jumped 13.22% in 2014, extending a rally that has driven mid-cap stocks up 268.7% since their low point in March of 2009. Improving economic growth and better job creation in the U.S. pushed stocks higher throughout the year. Despite political, sectarian and economic troubles around the globe, a crash in oil prices and the end of the Federal Reserve’s bond-buying program, stocks closed at an all-time high.

The Fund gained 11.24% for the year, beating the Lipper average’s 9.98% return but falling short of the Russell’s 13.22% jump. It’s never fun to trail the market, but we’re glad that we beat our Lipper peer-group so handily. Our most positive

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2014

Parnassus Mid Cap Fund	11.24	19.16	15.72	9.62	1.14	1.14

Russell Midcap Index	13.22	21.40	17.19	10.29	NA	NA

Lipper Multi-Cap Core Average	9.98	19.22	13.90	7.97	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

allocation effect came from having a large exposure to one of the Russell’s best-performing sectors, healthcare. This contributed 53 basis points (a basis point is 1/100th of 1%) to our relative performance. On the flip-side, industrials underperformed the Russell this year, so our overweight position in that group relative to the index hurt the Fund by 51 basis points. Our slight overweight position in energy, the Russell’s worst-performing sector, impacted the Fund by 47 basis points.

Poor stock picks in the utility, industrial and energy sectors hurt us the most this year. Our worst performer was MRC Global, the largest global distributor of pipes, valves and fittings to oil and gas companies. The stock plummeted 35.9% from $32.26 to $20.67, where we sold it, taking 21¢ from each fund share. The stock fell early in the year, after its midstream customers experienced project delays and subsequently cut spending on MRC’s products. Although demand from these customers eventually improved, the stock continued to fall as investors worried that sinking oil prices would hurt demand by larger upstream customers. We sold our position, because we believed that MRC’s earnings would go down dramatically as a result of lower oil prices. The stock ended the year at $15.15, 26.7% below where we sold it.

MDU Resources slid 19.7% from $30.55 to $23.50, reducing the NAV by 20¢. The stock rallied in early 2014, after management reported

Annual Report • 2014	PARNASSUS FUNDS

solid results in its construction and utility segments. However, the shares fell in the summer, after the company’s exploration and production (E&P) segment, fell short of expectations. Investor confidence eroded further in late 2014 as oil prices collapsed by 45%, from $99 to $53 per barrel, to a five-year low. MDU is currently exploring the divestiture of its capital intensive E&P business. While the timing is not great with oil prices so cheap, we believe that the company is taking the right steps to create shareholder value. We also expect its construction and utilities segments to grow well over the long-term, because of a substantial project backlog and a growing utility customer base.

Pentair, a diversified industrial company that sells pumps, filters, valves and water-related infrastructure products, dropped 14.5% from $77.67 to $66.42 for a loss of 12¢ per fund share. The stock fell in early 2014, after the company reported lower sales due to sluggish demand from energy and mining customers. The shares fell further toward year-end, because about 20% of Pentair’s sales are from oil and gas customers, and investors worried that lower oil prices would hurt Pentair’s earnings. We believe investors overreacted, since only about 5% of its oil and gas exposure is tied to developing new wells, and a meaningful portion of its oil and gas revenue relates to selling maintenance and repair parts, a segment that is less impacted by low oil prices. We took advantage of the stock weakness to add to our position, since we believe that the company has good growth prospects, particularly in its industrial, residential and commercial segments, and plenty of margin-expansion opportunities.

We had quite a few stocks with big gains this year, and our three largest contributors added at least 30¢ each to the NAV. The Fund’s biggest winner was Allergan, a pharmaceutical company based in Irvine, California. The stock climbed an amazing 91.4% from $111.08 to $212.59, increasing the NAV by 55¢. In April, Valeant, a rival pharmaceutical company, teamed up with activist investor Bill Ackman to make a hostile bid for Allergan. Valeant sought control of Allergan’s blockbuster drug, Botox, as well as its prized eye-care products. In December, after a lengthy battle in which Allergan repeatedly rejected Valeant’s offers, pharmaceutical company Actavis emerged as a white knight, offering $219 per share for Allergan. We began selling our position in late December, since we do not expect a higher offer to emerge.

Iron Mountain, the nation’s largest document storage company, climbed 27.4% from $30.35 to $38.66, adding 38¢ to the NAV. In early 2014, the stock was essentially flat, as strong international sales growth was offset by tepid storage demand in the U.S. The big event of the year was the announcement that the IRS had approved Iron Mountain to become a REIT. The stock surged on the news, since REITs receive favorable tax treatment in exchange for agreeing to distribute at least 90% of taxable income to investors. Investor sentiment moved even higher in late 2014, as the company’s core storage rental business rebounded. We believe the company’s earnings prospects are bright, driven by its durable business model with high switching costs and long-term contracts, and a multi-year runway for global growth as its enterprise customers expand internationally.

Applied Materials, a leading maker of semiconductor manufacturing equipment, saw its stock jump 40.9% from $17.69 to $24.92, for an increase of 33¢ to the NAV. Applied had another great start in 2014, as demand accelerated for its capital equipment by semiconductor

Parnassus Mid Cap Fund as of December 31, 2014 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Motorola Solutions Inc.	4.0%

First Horizon National Corp.	3.8%

Pentair PLC	3.7%

Xylem Inc.	3.6%

Iron Mountain Inc.	3.6%

SEI Investments Co.	3.3%

Applied Materials Inc.	3.3%

MDU Resources Group Inc.	3.2%

Questar Corp.	3.1%

Genesee & Wyoming Inc., Class A	3.0%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2014

customers such as Intel and Samsung. Investor sentiment cooled in the summer, after the company announced that approval for its merger with Tokyo Electron would slip into 2015 due to regulatory delays in China. The stock jumped in late 2014, as investors began to anticipate even greater demand for Applied’s equipment, as chipmakers build more complex chips to power feature-rich mobile devices. We’re hopeful that the merger with Tokyo Electron will close in 2015, and we believe the combined entity will be well-positioned to benefit from significant cost synergies and cross-selling opportunities.

Outlook and Strategy

U.S. mid-cap stocks have returned over 17% on an annualized basis over the last five years, and there are plenty of good arguments why the rally will continue: the U.S. economy is growing quickly, job creation is improving, energy is cheap and

Value on December 31, 2014 of $10,000 invested on April 29, 2005

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 29, 2005) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

inflation is low. Analyst consensus is that the Russell will grow earnings by a double digit percentage rate in each of the next three years.

We’re not sure if the pundits’ predictions will hold, because we’re more focused on what individual companies will do over three-year periods. We’re more confident that it will be hard to keep up the performance of the past few years, because stocks are relatively expensive, trading close to 20 times earnings, which is just shy of a ten-year high.

We also think that volatility is likely, because the Fed is turning away from its accommodating monetary policy, and most investors tend to flinch when political and economic issues abroad flare-up. The good news is that quick market moves create opportunities for us to buy or sell stocks that have gotten too cheap or too expensive.

Toward the end of the year, we increased our position in Tennessee-based bank, First Horizon National Corporation. We started buying the stock at a low price back in 2011, after the company botched its expansion into the national-lending market, and a new management team recommitted the bank to its profitable, core Tennessee franchise. We especially like the stock here, because the bank has a transparent balance sheet, is well-capitalized and management is close to settling the last of a series of legal issues related to its national lending platform. Loan growth is also good, and given the bank’s low-cost borrowing base and variable-rate mortgage assets, earnings and equity returns should rise if interest rates increase. Finally, the stock trades at a discount to its peers.

We initiated a position last quarter in Genesee & Wyoming, a leading operator of short-line railroads mainly in the U.S., Canada and Australia. Genesee has carved out a wide competitive moat by owning difficult-to-replicate, strategically-placed assets that offer cost advantages over trucking and pricing power over clients. We bought the stock, after management reported weaker earnings due to sluggish demand from Australian mining customers, and investors became concerned that cheap oil would draw customers to trucking options. We viewed this as a fantastic opportunity to buy a durable franchise with continued relevance, predictable free cash flow and reasonable valuation.

As oil prices collapsed toward the end of the year, driven by the surge in oil production in North America and OPEC’s decision not to curb its own production, we added capital to existing energy holdings Energen and Cameron and conglomerate MDU. While we don’t know when oil prices will recover, we think they will go up over our three-year investment horizon, and we believe that these companies, with their unique assets, will do very well.

At year’s end, the biggest concentrations in the portfolio were in the industrials, information technology and health care sectors. Relative to the Russell, the portfolio has fewer holdings in the highly cyclical consumer discretionary, financials and materials sectors.

Annual Report • 2014	PARNASSUS FUNDS

We strive to outperform our indices over the long-term by capturing the majority of the Russell’s upside in bull markets and losing a lot less than the market and our peers in bear markets. We remain committed to doing this by investing in well-priced businesses with increasing relevance, material and sustainable competitive advantages and properly incentivized managers.

Thank you for your investment.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2014

PARNASSUS SMALL CAP FUND

Ticker: PARSX

As of December 31, 2014, the NAV of the Parnassus Small Cap Fund was $23.77, so after taking dividends into account, the total return for the year was 0.98%. This compares to a return of 4.89% for the Russell 2000 Index (“Russell 2000”) of smaller companies and 3.85% for the Lipper Small-Cap Core Average, which represents the average return of the small-cap core funds followed by Lipper (“Lipper average”). The Fund underperformed both benchmarks for the full year.

Below is a table comparing the Parnassus Small Cap Fund with the Russell 2000 and the Lipper average over the past one-, three- and five-year periods ended December 31, 2014 and the period since inception on April 30, 2005. Although our more recent performance has been disappointing, we remain ahead of the Russell 2000 and Lipper average since inception. On page 22 is a graph showing the growth of a hypothetical $10,000 investment in the Fund since inception.

Company Analysis

By far, our worst performers last year were two energy companies, which each cost the Fund 89¢ or more. The one that hurt us the most was Energy XXI, an oil and gas producer in the Gulf of Mexico, which plunged 58.7% from our average cost of $18.27 to $7.55, where we sold our shares, slashing $1.70 from each fund share. The stock initially dropped in the summer,

Parnassus Small Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2014

Parnassus Small Cap Fund	0.98	15.34	12.82	9.46	1.20	1.20

Russell 2000 Index	4.89	19.21	15.55	9.31	NA	NA

Lipper Small-Cap Core Average	3.85	17.62	14.40	8.88	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2014 (As Amended and Restated September 19, 2014), Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets of the Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to year basis.

after the company experienced a production shortfall and failed to deliver the expected operational synergies from its acquisition of EPL Oil & Gas. We held our stock, because we expected it to recover, once the company improved its execution and began to pay down its significant acquisition debt. However, during the fourth quarter, crude oil plunged from $95 to $53 per barrel, sparking a significant sell-off in the stock. We exited our position because we were concerned about the company’s ability to service its debt.

MRC Global, the largest distributor of valves to the U.S. energy sector, sank 53.0%, from $32.26 to $15.15, slashing 89¢ from the NAV. In early 2014, the stock fell after its midstream customers experienced project delays that curtailed spending on MRC’s valves and fittings. Later in the year, the stock collapsed with the crude oil price decline because its upstream customers, which represent 44% of revenue, are expected to significantly pull back on drilling. Although we don’t know when customers will resume drilling, we have high conviction that United States shale is a low-cost source of energy, and the country will become more energy independent over time.

Three stocks contributed 35¢ or more to the NAV, all of which benefited from increased consumer spending. Dominion Diamond, a Canadian diamond miner, jumped 25.1%, from $14.36 to $17.96, for a gain of 41¢ for each fund share. The management team is running a very tight ship, with production exceeding guidance every quarter last year. Additionally, over the last two months, the company initiated the permitting process for its new Jay mine, freed up cash by convincing the

Annual Report • 2014	PARNASSUS FUNDS

local government to let it use an insurance product to cover its reclamation bond liability, and its joint-venture partner, Rio Tinto, announced they will develop a new, profitable diamond reserve called A-21. Finally, management indicated it will likely initiate a dividend in 2015, which should attract new, income-oriented investors.

Group 1 Automotive, the third largest automobile retailer in the United States, soared 36.4%, from our average purchase price of $65.72 to $89.62, increasing the NAV by 36¢. The company sells over 250,000 cars annually across 33 brands through 116 dealerships primarily in the Southern United States, as well as 17 dealerships in England and 20 dealerships in Brazil. The company’s United States and its United Kingdom businesses exceeded expectations, while its struggling Brazilian business finally showed signs of improvement. We are holding our stock, because new car sales continue to increase. In August, the United States market exceeded 17 million in annual sales of new automobiles for the first time since 2006. The growing number of recently sold cars will lead to high-margin warranty and service revenue for years to come.

VCA, the largest veterinary clinic and animal diagnostic-testing company in the country, rose 55.5%, from $31.36 to $48.77, contributing 35¢ to each fund share. Revenue growth accelerated throughout the year, as consumers are once again spending on pet health, after pausing during the recession. Management also impressed shareholders with a large share buyback. We trimmed our position as the stock rose, but we continue to have a small holding because we expect the company to benefit from the long-term tailwind of rising pet spending.

Outlook and Strategy

The United States economy continues to improve. GDP growth increased to 5.0% in the third quarter, up from 4.6% in the second quarter, the fastest growth rate since 2003. Unemployment fell to 5.6% in December, which is quickly approaching the level economists view as full employment. During the fourth quarter, the price of oil declined from

Parnassus Small Cap Fund as of December 31, 2014 (percentage of net assets)

$95 per barrel to $53 per barrel. Although this dramatic decline hurt our energy investments, it provides a further stimulus to the economy because transportation costs for individuals, as well as goods, will decline.

We did take advantage of the significant decline of small-cap oil stocks to upgrade the quality of our holdings. We sold our Energy XXI position and redeployed capital into W&T Offshore and Denbury Resources. Like Energy XXI, W&T Offshore also participates in the Gulf of Mexico, but it has lower financial leverage and a CEO who owns a significant stake in the company, which directly aligns our interests. Denbury Resources, on the other hand, has a competitively-advantaged business model that should allow it to earn excess returns over time. The company owns a one-of-a-kind, naturally occurring carbon-dioxide reserve that it injects into abandoned oil wells in order to extract additional oil. Given the predictability of its business, the company recently increased its dividend by 60%.

In my first quarter 2014 report, I wrote that only one of three stock price drivers (revenue growth) remained strong, while the other two (multiple expansion and profit margin expansion) were likely near peaks. My outlook has proven accurate. The forward price-to-earnings multiple for the Russell 2000 remains near a ten-year high at 22, but did not increase during the year. Profit margins also remain near a record high, and also did not increase in 2014. Ultimately, this translated into the Russell 2000 only increasing 5% in 2014, about the same rate as revenue growth.

My outlook remains the same for 2015. I expect the U.S. economy will continue to improve, which should fuel further revenue growth, but I suspect valuation multiples and profit margins will not move meaningfully higher. The real risk, which no one can predict, is when there will be an unexpected shock to the system, and what that shock will be. When a shock inevitably occurs, valuation multiples will contract and, if the shock is prolonged, revenue growth will slow and profit margins will contract. If this triple-whammy occurs, stock prices will decline significantly. It’s impossible to construct a

PARNASSUS FUNDS	Annual Report • 2014

Top 10 Holdings

(percentage of net assets)

Dominion Diamond Corp.	6.6%

Checkpoint Systems Inc.	5.3%

UTi Worldwide Inc.	5.2%

Air Lease Corp.	4.5%

W&T Offshore Inc.	4.5%

Group 1 Automotive Inc.	4.4%

Essent Group Ltd.	4.4%

MRC Global Inc.	4.2%

Sotheby’s	4.2%

Blount International Inc.	4.1%

Portfolio characteristics and holdings are

subject to change periodically.

Value on December 31, 2014 of $10,000 invested on April 29, 2005

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 29, 2005) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

portfolio of stocks that are immune to this decline; the best we can do is invest in competitively advantaged businesses, which will survive the initial shock, and then can take advantage of the challenging period to improve their competitive position.

Thank you for your investment,

Ryan Wilsey

Portfolio Manager

Annual Report • 2014	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Ticker: PAFSX

As of December 31, 2014, the NAV of the Parnassus Asia Fund was $16.72, so after taking dividends into account, the Fund was up 7.84% for the year. This compares to a gain of 0.39% for the MSCI AC Asia Pacific Index (“MSCI Index”) and 0.60% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). Below, you will find a table comparing the Parnassus Asia Fund with the MSCI Index and the Lipper average for one year period and for the period since inception on April 30, 2013. On page 26 is a graph showing the growth of a hypothetical $10,000 investment in the Fund since inception.

As you can see, the Fund is substantially ahead of both benchmarks for both time periods. For the one-year period, the Fund is more than seven percentage points ahead of both benchmarks, and our performance makes us the seventh-best performing fund out of the 58 Asia Pacific funds followed by Lipper. For the period since inception, the Fund is #1 out of the 57 funds followed by Lipper.

Company Analysis

Despite the Asia Fund’s good performance, there were five companies that each accounted for losses of 10¢ or more to the value of each fund share. Although the weak Asian economies provided a backdrop for the poor performance of these stocks,

Parnassus Asia Fund
Average Annual Total Returns (%)	One Year	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2014

Parnassus Asia Fund	7.84	7.41	5.08	1.25

MSCI AC Asia Pacific Index	0.39	1.18	NA	NA

Lipper Asia Pacific Region Average	0.60	-0.54	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

This fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2014, (As Amended and Restated September 19, 2014), Parnassus Investments has contractually agreed to limit the total operating expenses to 1.25% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to-year basis.

there were company-specific reasons for the decline of each issue.

The most disappointing was Biostime International Holdings, a Chinese distributor of foreign-made infant formula, whose shares dropped 62.7% from $8.93 to $3.33 where we sold it for a loss of 20¢ for each fund share. We had high hopes for this company, since it distributes high-quality infant formula in a country where quality is not always the best. Biostime announced that it was abandoning its model of selling through retail stores in favor of pursuing higher growth through an e-commerce website. This strategic shift actually eroded the company’s competitive advantage, since margins are lower due to more intense competition in the e-commerce channel. Customer loyalty was also challenged by the move, since professional advice given in the stores was part of the special shopping experience. Also, the “baby boom” that many predicted would follow last year’s relaxation of China’s one-child policy failed to materialize.

Keppel Corporation is a diversified conglomerate based in Singapore with interests in offshore-engineering, as well as property and infrastructure development. The stock dropped 25.0% from $8.88 to $6.67, cutting 15¢ off the NAV. Keppel makes high-quality equipment for offshore oil and gas exploration and production, and when energy prices started to fall late last year, Keppel’s stock fell as well. The company, though, is well diversified and has many interests other than oil and gas equipment, and orders still look good for the company, so we’re hopeful that the stock will rebound.

PARNASSUS FUNDS	Annual Report • 2014

St. Shine Optical sliced 14¢ off the Fund’s NAV, as its stock sank 25.9% from our cost of $21.98 to $16.28. This Taiwanese maker of contact lenses provides contract-manufacturing services for local and international brands. Japan is the company’s most important international market, and growth slowed down as customers hesitated to launch new products given cost pressures from the weaker yen and the uncertainty in the Japanese economy. The company’s smaller, but higher margin branded business in Taiwan also declined significantly in the latter half of the year, as new entrants to the Taiwanese market tried to increase market share through aggressive pricing.

OSIM International, a Singapore-based retailer of healthy lifestyle products, took 11¢ off the NAV, as its stock dropped 18.4% from $1.82 to $1.49. The company makes and markets a range of consumer and household products including massage chairs, fitness and diagnostic equipment, vitamins, supplements and tea. Weak sales in the core massage chair business in China caused profits to drop 28% in the third quarter. OSIM also had significant costs in connection with its recent acquisition of a high-end branded tea business. Margins, however, are steady at the firm, and the company is buying back stock.

21Vianet’s stock took 11¢ off the NAV, as it dropped 19.4% from $23.52 to $18.96 where we sold it. The company is one of the largest providers of data centers in China with 80 centers in 40 cities across the country. On September 10, a short-seller issued a report accusing the company of fraud in its accounting statements. The company tried to defend itself, but the short-seller followed up with another report reiterating its charges. Since we were uncertain of the facts and were concerned about shareholder lawsuits and possible delisting, we sold our shares.

Fortunately, the winners had more impact on the Parnassus Asia Fund than did the losers. Semiconductor-equipment manufacturer Applied Materials, with operations in both Silicon Valley and Tokyo, contributed 24¢ to the NAV, as its stock soared 40.9% from $17.69 to $24.92. Consumer demand for better mobile devices with more features and longer battery life is driving large investments in new semiconductor-manufacturing equipment. In 2014, industry spending increased 25% and spending levels should increase with the transition to more advanced manufacturing technology.

Bank Rakyat of Indonesia saw its stock soar 56.9% from 60¢ to 94¢, while adding 21¢ to the NAV. The bank exceeded expectations with strong growth in income, and increased its dividend payout ratio to

Parnassus Asia Fund as of December 31, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

30%, the highest among its peers. We like the bank, because it has been consistently among the most profitable banks in the country for the last decade, and we like its social role as a microfinance lender to small businesses, where it has made a third of its total loans.

Hermes Microvision, a Taiwan-based maker of semiconductor-manufacturing equipment, increased the value of each fund share by 21¢, as its stock price rocketed up 53.6% from $32.49 to $49.89. Hermes develops and markets electron beam inspection tools for semiconductor-manufacturers for use in testing for defects in silicon wafers. Strong order flow moved the stock higher. More complex semiconductor-manufacturing processes and more exacting specifications will mean more chip-makers should shift away from older optical-inspection technology in favor of Hermes’ more advanced products.

Sino-Thai Engineering, a leading engineering and construction company in Thailand, added 16¢ to the NAV, as its stock increased from our cost of 39¢ to 58¢, where we sold it for an increase of 48.7%. The company manages industrial projects for private firms and infrastructure products for the government including Bangkok’s subway and Skytrain. The stock was very volatile last year, because of the military coup in Thailand and its sensitivity to government-related business, but the stock moved higher after Thailand’s army chief announced a commitment to push through long-stalled infrastructure projects. Although Sino-Thai is a well-run business, we decided to sell the stock because of political uncertainty in Thailand.

Annual Report • 2014	PARNASSUS FUNDS

Novatek Microelectronics lifted the value of each fund share by 14¢, as its stock surged 36.2% from $4.09 to $5.57. Based in Hsinchu, Taiwan’s version of Silicon Valley, Novatek is the world’s largest supplier of display-driver integrated circuits and Taiwan’s second-largest fabless semiconductor company. The company supplies chips that power such devices as television displays, notebook monitors, smartphones and set-top boxes. This focus on growth helps Novatek maintain high margins and strong earnings, and its R&D efforts are focused on next-generation products to maintain that growth.

Hong Kong-based SITC International Holdings added 12¢ to the NAV, as its stock rose 17.0% from 47¢ where we bought it during the year to 55¢ at year’s end. This shipping and logistics company has 47 service routes connecting 45 major ports across ten countries in Asia. Its logistics operations are strategically diversified between sea and land, helping to dampen exposure to swings in any one country’s business cycle, a business model that proved resilient in the latter half of the year. Despite the slower pace of the Chinese economy, SITC launched new vessels and opened new service routes to other parts of Asia, lifting volume, revenue and profits.

Taiwan Semiconductor Manufacturing Company (TSMC) increased the value of each fund share by 12¢, as its stock climbed 28.3% from $17.44 to $22.38. Founded in 1987, TSMC was the world’s first independent foundry and is still the largest, producing a variety of semiconductors based on designs developed by its customers, primarily fabless chipmakers. Investors pushed the stock higher in recognition of the ever-increasing demand for more complex semiconductors.

Outlook and Strategy

As we said earlier in this section, the Parnassus Asia Fund gained 7.84% in 2014, compared to 0.39% for the MSCI Index, so we were more than seven percentage points ahead of our benchmark, which is an enormous margin. We also pointed out that we were the best-performing of the 57 Asia Pacific funds followed by Lipper for the period since our inception on April 30, 2013. In last year’s annual report, we discussed our excellent returns in 2013, pointing out that we couldn’t brag too much about our performance, because the portfolio had a big cash position for a substantial period of time, when the Asian markets moved sharply lower, so we looked good on a relative basis.

In 2014, though, we were almost fully invested for almost all of the year, so cash was not a factor. As shareholders in the Parnassus Asia Fund, you may be asking yourselves, “were these guys skillful or lucky in 2014?” The answer? We were both.

First, let’s turn to the lucky part. Japan accounts for 39% of the MSCI Index, because it has most of the large, publicly-traded companies in the

Parnassus Asia Fund as of December 31, 2014 (percentage of net assets)

Parnassus considers companies that do a substantial amount of business in Asia to be Asian Companies.

Top 10 Holdings

(percentage of net assets)

Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	4.0%

Samsung Electronics Co., Ltd.	3.9%

Applied Materials Inc.	3.8%

QUALCOMM Inc.	3.6%

Keppel Corp., Ltd.	3.6%

Lenovo Group Ltd.	3.5%

KDDI Corp.	3.4%

Linear Technology Corp.	3.1%

Air Lease Corp.	3.0%

SITC International Holdings Co., Ltd.	2.9%

Portfolio characteristics and holdings are subject to change periodically.

region. While China has a bigger economy, most of its large enterprises are state-owned, so they are not publicly traded and don’t have any market capitalizations like the large Japanese companies. The Japanese market was up 9.8% last year, but the Japanese yen fell 12% against the dollar, so in dollar terms, the Japanese market lost 3.7%. (The return of the MSCI Index is quoted in dollars.) While Japan has a 40% weighting in the MSCI Index, Japanese companies comprise only 18% of the Parnassus Asia Fund, so being underweight in Japan helped the Fund. At the beginning of the year, we had no idea that the Japanese market would do poorly in dollar terms, so the fact that we were underweight was definitely a stroke of luck.

PARNASSUS FUNDS	Annual Report • 2014

There was, however, some skill involved as well. The Japanese stocks in the Parnassus Asia Fund portfolio actually moved higher in dollar terms, going up 2.3% and adding 5¢ to the NAV. We do deserve credit for our skill in picking good Japanese companies.

There were, however, two other pieces of luck that helped us. The two other countries that have substantial weighting in the MSCI Index are Australia with 14% and South Korea with 8%. In dollar terms, the Australian stock market dropped 3% in 2014, and the Korean stock market dropped 11%. There are no companies in the portfolio based in Australia, and we have only one Korean company in the portfolio with a weighting of only 3.9%. That Korean company is Samsung, and although it dropped 7% in U.S. dollar terms, that was less than the 11% drop in the Korean market.

Value on December 31, 2014 of $10,000 invested on April 30, 2013

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 30, 2013) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

The final piece of luck was overweighting Thailand and Indonesia; Thailand went up 16.8%, and Indonesia went up 27.2% in dollar terms. However, we were also skillful in picking good companies in those two countries. Our Thai companies went up 25.5%, while our Indonesian companies went up 29.4% in dollar terms.

In summary, then, we have a good record of picking companies that increase in value, but we have no ability to accurately forecast currency movements or predict which company’s corresponding stock market will do the best. Our strategy, then, should be to focus on picking good companies and not to worry about currency fluctuations or stock market movements in individual countries. When it comes to the latter two, we’ll have some good luck and some bad luck, and over the long-run, the two should balance each other out. That doesn’t mean we won’t take country-wide conditions into account. We’ll look at how our portfolio compares to the MSCI Index, and we’ll assess economic opportunities in various countries, but we won’t try to pick countries based on an annual forecast of stock market returns.

Yours truly,

Jerome L. Dodson	Billy J. Hwan
Lead Portfolio Manager	Portfolio Manager

Annual Report • 2014	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Ticker: PRFIX

As of December 31, 2014, the NAV of the Parnassus Fixed Income Fund was $16.66, producing a gain for the year of 4.49% (including dividends). This compares to a gain of 5.97% for the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 7.66% for the Lipper A-Rated Bond Fund Average, which represents the average return of the A-rated bond funds followed by Lipper (“Lipper average”).

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. On page 28, you will find a graph that shows the growth of a hypothetical $10,000 investment in the Fund over the past ten years. For December 2014, the 30-day subsidized SEC yield was 1.59%, and the unsubsidized SEC yield was 1.53%.

2014 Review

Interest rates continued to deviate from their normal relationship to the economy in the fourth quarter, topping off an odd year for the bond market overall. Looking at domestic data alone, interest rates should have risen in 2014. The U.S. economy grew at a robust rate in the last three quarters of the year after recovering from a first quarter contraction caused by the Polar Vortex. Typically, a growing economy causes interest rates to rise, as inflation picks up and investors demand higher rates of return.

Instead, geopolitical events overwhelmed the positive economic data and ultimately determined the direction of this year’s interest rate movement. The 10-year Treasury bond yielded approximately 3.00% on January 1, 2014, but subsequently dropped to 2.17% by the end of the year.

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2014

Parnassus Fixed Income Fund	4.49	1.24	3.48	4.35	0.78	0.68

Barclays U.S. Aggregate Bond Index	5.97	2.66	4.45	4.71	NA	NA

Lipper A-Rated Bond Fund Average	7.66	4.14	5.74	4.74	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2014, (As Amended and Restated September 19, 2014), Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to-year basis.

As Portfolio Manager of the Parnassus Fixed Income Fund, I make three strategic decisions each year: 1) how interest rates will behave; 2) which asset classes should perform well; and, 3) which individual bonds to hold. Reflecting on the Fund’s performance for the year, I was wrong about the direction interest rates would move in 2014. I believed that robust economic growth, a reduction of stimulus from the Federal Reserve and a declining unemployment rate would all put upward pressure on rates.

Because I expected interest rates to rise, the Fund had a shorter duration than the index, at 4.20 years versus 5.55 years. As a reminder, duration is a measure of interest rate sensitivity and indicates how much, in percentage terms, a bond price will move for a 1% change in interest rates. A shorter duration means that the value of the Fund is less sensitive to interest rate movements. In this case, it did not gain as much when interest rates fell.

However, I am pleased that the Fund outperformed on the next two metrics: asset classes and securities. Duration-adjusted, the Fund produced 21 basis points (a basis point is 1/100th of one percent) of outperformance, due primarily to its overweight allocation to corporate bonds relative to the index.

Corporate bonds performed exceptionally well this year, returning 7.46% in the Barclays Aggregate Index. The Fund benefitted from this outperformance as it holds 43.9% of its assets in

PARNASSUS FUNDS	Annual Report • 2014

corporate bonds versus 23.27% for the index. Several bonds that performed particularly well include: FedEx Corporation, Procter & Gamble Company and Starbucks Corporation. FedEx Corporation bonds returned 12.59% and added 3¢ to NAV. Shipment volumes increased due to overall economic strength and the growing importance of e-commerce, pushing revenue higher. Additionally, the company is restructuring its operations to streamline the business, allowing it to accumulate cash more rapidly in 2014.

The Fund’s Procter & Gamble (P&G) bonds gained 8.56% in the year and added 2¢ to NAV. A.G. Lafley, the CEO, is refocusing the company on its most valuable 70-80 brands, which means the company will shed about 100 brands globally. This new approach is expected to improve earnings and cash flow, which benefit bond holders. Finally, Starbucks Corporation bonds performed especially well in the year, returning 12.15% and adding 2¢ to NAV. The company experienced strong revenue growth as food offerings and store throughput improved. Starbucks also continued to open new stores and redesign store formats, both domestically and abroad, and opened its 1,000th store in both China and Japan.

The Fund’s convertible bond strategy performed very well, adding 8¢ to NAV overall. However, the two convertible bonds held in 2014 performed very differently. Intermune, a specialty pharmaceutical company, was the top performer overall for the Parnassus Fixed Income Fund in 2014, adding 9¢ to NAV. The company’s phase III trial for Esbriet, a breakthrough drug to treat idiopathic pulmonary fibrosis, returned very positive results in February. The company’s underlying

Parnassus Fixed Income Fund as of December 31, 2014 (percentage of net assets)

shares shot higher on the news, and so the convertible bonds performed exceptionally well. On the other hand, Exelixis, a biotechnology company, was the worst performer in the Fund, removing 2¢ from the NAV. Exelixis had an unsuccessful phase III trial this year, causing the bonds to substantially underperform.

Outlook and Strategy

Low unemployment, increasing wages and higher capital expenditures are converging to finally add momentum to the recovery, so I expect that 2015 will be a year of robust growth. The bond market will likely be volatile next year, as the U.S. economy accelerates in a slow global growth environment. I expect the Federal Reserve to begin normalizing rates in late spring and this should put upward pressure on short-term yields. However, the path of longer-term rates is dependent not only on domestic economic growth, but international factors as well. Low

Value on December 31, 2014 of $10,000 invested on December 31, 2004

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

global growth rates and very low yields on foreign sovereign debt will continue to make U.S. debt attractive by comparison, likely keeping the 10-year Treasury rate somewhat depressed.

Asset classes that historically outperform in a growing economy include corporate bonds, convertible bonds and high yield bonds. As a result, the Fund continues to be overweight corporate bonds and will opportunistically add high yield bonds that fit its long-term objectives.

Annual Report • 2014	PARNASSUS FUNDS

Similar to 2014, I believe it is important to be conservative in this environment and not chase yield. With the economy growing well, the natural bias is for higher interest rates. As a result, the Fund continues to be conservatively positioned to protect against the impact of volatility, with a focus on principal preservation.

Thank you for your investment in the Parnassus Fixed Income Fund.

Yours truly,

Samantha D. Palm

Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2014

Responsible Investing Notes

By Milton Moskowitz

While 2014 started out with some turmoil, the stock market blasted its way to record highs by year end. Women advanced to C-suites and boards of directors. In Germany, the government followed the lead of Norway by mandating that corporate boards of directors allocate at least 30% of their seats to women. Jeans-maker Levi Strauss, a privately-owned company, cut back its orders from Cambodian factories after a strike by garment workers over low wages. The minimum wage in Cambodian factories is $128 a month.

It was a banner year for proxy resolutions asking corporations to address environmental, social and governance issues. A total of 454 resolutions were filed, well above previous years. And the average shareholder vote supporting these resolutions was 21.7%. Five resolutions received majority support, 22 garnered 40%. Needless to say, these resolutions are strictly advisory. A resolution could attract 99% support – and the company could simply ignore it.

I have a thing about corporate histories and so, for me, 2014 was notable for the publishing by HarperCollins of The Intel Trinity, a 541-page book written by Michael S. Malone, a veteran observer of Silicon Valley. His subtitle is: “How Robert Noyce, Gordon Moore, and Andy Grove Built the World’s Most Important Company.” There will be arguments over whether Intel Corporation deserves this rating, but there is no question that it plays a key role in the technology that runs the world today. It has 107,000 employees and annual revenue of $55 billion. Its semiconductors power most of the world’s computers.

Malone traces the rise of Intel in a conversational tone. He does not shy away from setbacks and conflicts. This is not hagiography. He relates the story of Intel from the standpoints of three leaders quite different in their personalities, capabilities and philosophies. Noyce, co-founder of the integrated circuit, was the charismatic entrepreneur, sometimes called “The Mayor of Silicon Valley.” Moore was the soft-spoken intellectual physicist, best known for “Moore’s Law,” which stated that computer power doubles every two years. Andy Grove was the feisty “take no prisoners” Jewish refugee from Hungary, responsible for the day-to-day running of Intel; his philosophy was best expressed in the title of his 1996 book, Only the Paranoid Survive.

The trio came together in the 1960s at Fairchild Camera and were part of the eight engineers who left to found Intel in 1968. “At the heart of this story,” says Malone, “is the message that the company succeeded and reached the pinnacle of the modern economy not because its leadership was so brilliant (though it was) nor because its employees were so bright (though they were), nor that it had the best products (sometimes yes, most times no), nor that it made fewer mistakes than its competitors (completely wrong), but because Intel, more than any company America has ever known, had the ability to learn – from its successes and even more from its failures.”

I first came across Intel in 1983 when I interviewed there for the 1984 book, The 100 Best Companies to Work for in America, which I co-authored with Robert Levering. Intel then had 12,500 employees. Parnassus Investments was founded in 1984, and it had an early affinity for technology stocks. The Parnassus Fund made its first investment in Intel on June 9, 1986, paying $25 per shares. That initial lot was sold four years later at $43.50 per share.

Over the past 25 years Intel has remained one of the core holdings of three Parnassus Funds – the Parnassus Fund, Parnassus Core Equity Fund and Parnassus Endeavor Fund. Key inflection points were 1998, when the 100 Best list began appearing in Fortune magazine, and 2005 when the Parnassus Endeavor Fund was launched. Capital gains on the Intel holdings have totaled more than $9 million.

At the present time, only one fund – the Parnassus Endeavor Fund – owns Intel stock, to the tune of 400,000 shares. Intel has been a holding since inception of the Parnassus Endeavor Fund.

Milton Moskowitz is the co-author of the Fortune magazine survey, “The 100 Best Companies to Work For,” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating companies for workplace issues and responsible investing. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

Annual Report • 2014	PARNASSUS FUNDS

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2014 through December 31, 2014.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*
Parnassus Fund: Actual	$1,000.00	$1,060.90	$ 4.47
Hypothetical (5% before expenses)	$1,000.00	$1,020.87	$4.38
Parnassus Core Equity Fund – Investor Shares: Actual	$1,000.00	$1,057.10	$4.51
Hypothetical (5% before expenses)	$1,000.00	$1,020.82	$4.43
Parnassus Core Equity Fund – Institutional Shares: Actual	$1,000.00	$1,058.10	$3.58
Hypothetical (5% before expenses)	$1,000.00	$1,021.73	$3.52
Parnassus Endeavor Fund: Actual	$1,000.00	$1,088.30	$5.00
Hypothetical (5% before expenses)	$1,000.00	$1,034.63	$4.87
Parnassus Mid Cap Fund: Actual	$1,000.00	$1,041.40	$5.87
Hypothetical (5% before expenses)	$1,000.00	$1,019.46	$5.80
Parnassus Small Cap Fund: Actual	$1,000.00	$993.50	$6.03
Hypothetical (5% before expenses)	$1,000.00	$1,019.16	$6.11
Parnassus Asia Fund: Actual	$1,000.00	$974.50	$6.22
Hypothetical (5% before expenses)	$1,000.00	$1,018.90	$6.36
Parnassus Fixed Income Fund: Actual	$1,000.00	$1,010.30	$3.45
Hypothetical (5% before expenses)	$1,000.00	$1,021.78	$3.47

* Expenses are equal to the Fund’s annualized expense ratio of 0.86%, 0.87%, 0.69%, 0.95%, 1.14%, 1.20%, 1.25% and 0.68% for the Parnassus Fund, Parnassus Core Equity Fund – Investor Shares, Parnassus Core Equity Fund – Institutional Shares, Parnassus Endeavor Fund, Parnassus Mid Cap Fund, Parnassus Small Cap Fund, Parnassus Asia Fund and Parnassus Fixed Income Fund, respectively, multiplied by the average account value over the period, multiplied by the ratio of days in the period. The ratio of days in the period is 184/365 (to reflect the one-half year period).

PARNASSUS FUNDS	Annual Report • 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Parnassus Funds and the Parnassus Income Funds

San Francisco, California

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Parnassus Funds (comprised of Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Small Cap Fund, Parnassus Endeavor Fund, and Parnassus Asia Fund) and the Parnassus Income Funds (comprised of Parnassus Core Equity Fund and Parnassus Fixed Income Fund) (collectively, the “Trusts”) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended for Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Small Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund, and Parnassus Fixed Income Fund, and for period April 30, 2013 (inception date) through December 31, 2014 for Parnassus Asia Fund, and the financial highlights for each of the five years in the period then ended for Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Small Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund, and Parnassus Fixed Income Fund and for period April 30, 2013 (inception date) through December 31, 2014 for Parnassus Asia Fund. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Parnassus Funds and the Parnassus Income Funds as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended for Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Small Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund, and Parnassus Fixed Income Fund and for the period April 30, 2013 (inception date) through December 31, 2014 for Parnassus Asia Fund, and the financial highlights for each of the five years in the period then ended for Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Small Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund, and Parnassus Fixed Income Fund and for the period April 30, 2013 (inception date) through December 31, 2014 for Parnassus Asia Fund, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California

February 3, 2015

Annual Report • 2014	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of December 31, 2014

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
75,000	Compass Minerals International Inc.		6,512,250
450,000	Potash Corporation of Saskatchewan Inc.		15,894,000

		3.3%	22,406,250

	Communications Equipment
400,000	QUALCOMM Inc.	4.4%	29,732,000

	Computers
165,000	International Business Machines Corp.	3.9%	26,472,600

	Equipment Leasing
675,000	Air Lease Corp.	3.4%	23,159,250

	Financial Services
200,000	Capital One Financial Corp.		16,510,000
425,000	Charles Schwab Corp.		12,830,750
550,000	Essent Group Ltd. [q]		14,140,500
500,000	First Horizon National Corp.		6,790,000
400,000	Wells Fargo & Co.		21,928,000

		10.6%	72,199,250

	Food Products
350,000	Mondelez International Inc.		12,713,750
100,000	PepsiCo Inc.		9,456,000

		3.3%	22,169,750

	Health Care Products
110,000	Perrigo Co. PLC	2.7%	18,387,600

	Home Builders
800,000	D.R. Horton Inc.		20,232,000
1,000,000	PulteGroup Inc.		21,460,000
245,000	Toll Brothers Inc. [q]		8,396,150

		7.4%	50,088,150

	Industrial Manufacturing
200,000	Pentair PLC	2.0%	13,284,000

	Internet
250,000	eBay Inc. [q]		14,030,000
60,000	Equinix Inc. [q]		13,603,800
55,000	Google Inc., Class A [q]		29,186,300
40,000	LinkedIn Corp. [q]		9,188,400

		9.7%	66,008,500

	Lodging
500,000	Belmond Ltd. [q]	0.9%	6,185,000

	Networking Products
350,000	Riverbed Technology Inc. [q]	1.1%	7,143,500

Shares	Equities	Percent of Net Assets	Market Value ($)

	Pharmaceuticals
20,000	Actavis PLC [q]		5,148,200
75,000	Allergan Inc.		15,944,250
200,000	Gilead Sciences Inc. [q]		18,852,000
140,000	Novartis AG (ADR)		12,972,400

		7.8%	52,916,850

	Real Estate Investment Trusts
502,972	Redwood Trust Inc.	1.5%	9,908,548

	Retail
125,000	Target Corp.		9,488,750
650,000	Whole Foods Market Inc.		32,773,000

		6.2%	42,261,750

	Semiconductor Capital Equipment
1,100,000	Applied Materials Inc.		27,412,000
200,000	Lam Research Corp.		15,868,000

		6.3%	43,280,000

	Semiconductors
600,000	Altera Corp.		22,164,000
750,000	EZchip Semiconductor Ltd. [q,l]		14,355,000

		5.4%	36,519,000

	Services
450,000	Thomson Reuters Corp. [l]	2.7%	18,153,000

	Telecommunications Equipment
1,800,000	Ciena Corp. [q,l]		34,938,000
1,100,000	Finisar Corp. [q,l]		21,351,000
200,000	Motorola Solutions Inc.		13,416,000

		10.2%	69,705,000

	Transportation
200,000	C.H. Robinson Worldwide Inc.		14,978,000
500,000	Expeditors International of Washington Inc.		22,305,000

		5.5%	37,283,000

	Total investment in equities (cost $537,708,235)	98.3%	667,262,998

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2014

PARNASSUS FUND

Portfolio of Investments as of December 31, 2014 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
100,000	Albina Community Bank 0.20%, matures 01/15/2015		99,847
100,000	Carver Federal Savings Bank 0.25%, matures 02/18/2015		99,474
250,000	Community Bank of the Bay 0.30%, matures 07/15/2015		244,658
100,000	Eastern Bank 0.10%, matures 01/29/2015		99,694
100,000	Latino Community Credit Union 0.60%, matures 02/20/2015		99,452
250,000	Metro Bank 0.25%, matures 05/10/2015		246,439
250,000	Opportunities Credit Union 0.20%, matures 04/25/2015		246,850
100,000	Self-Help Credit Union 0.55%, matures 01/15/2015		99,847
100,000	Southern Bancorp Bank 0.35%, matures 01/15/2015		99,847
250,000	Urban Partnership Bank 0.30%, matures 10/01/2015		242,465

		0.2%	1,578,573

	Community Development Loans a
200,000	Boston Community Loan Fund 1.00%, matures 04/15/2015		196,582
200,000	Root Capital Loan Fund 1.25%, matures 01/25/2015		199,212
100,000	Vermont Community Loan Fund 0.85%, matures 10/15/2015		95,282

		0.1%	491,076

	Time Deposits
10,122,446	BBH Cash Management Service JPM Chase, Nassau 0.03%, due 01/02/2015	1.5%	10,122,446

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
9,018,468	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.01%	1.3%	9,018,468

	Total short-term securities (cost $21,210,563)	3.1%	21,210,563

	Total securities (cost $558,918,798)	101.4%	688,473,561

	Payable upon return of securities loaned	(1.3%)	(9,018,468)

	Other assets and liabilities - net	(0.1%)	(324,990)

	Total net assets	100.0%	679,130,103

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at December 31, 2014. The total value of the securities on loan at December 31, 2014 was $8,822,445.
	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.
	ADR American Depository Receipt
	PLC Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2014	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of December 31, 2014

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
1,941,000	Compass Minerals International Inc. Ω		168,537,030
2,100,000	Praxair Inc.		272,076,000

		3.8%	440,613,030

	Communications Equipment
5,015,000	QUALCOMM Inc.	3.2%	372,764,950

	Computers
2,500,000	Apple Inc.	2.4%	275,950,000

	Consulting Services
2,153,000	Accenture PLC	1.7%	192,284,430

	Cosmetics & Personal Care
4,200,000	Procter & Gamble Co.	3.3%	382,578,000

	Financial Services
7,774,500	Charles Schwab Corp.		234,712,155
2,750,000	MasterCard Inc.		236,940,000

		4.0%	471,652,155

	Food Products
2,500,000	McCormick & Co.		185,750,000
8,375,000	Mondelez International Inc.		304,221,875
2,750,000	PepsiCo Inc.		260,040,000
6,717,000	Sysco Corp.		266,597,730

		8.7%	1,016,609,605

	Health Care Products
1,850,000	Perrigo Co. PLC	2.7%	309,246,000

	Home Products
1,220,000	WD-40 Co. Ω	0.9%	103,797,600

	Industrial Manufacturing
6,475,000	Pentair PLC		430,069,500
7,500,000	Xylem Inc.		285,525,000

		6.2%	715,594,500

	Insurance
3,460,000	Verisk Analytics Inc. [q]	1.9%	221,613,000

	Internet
5,711,000	eBay Inc. [q]		320,501,320
225,000	Google Inc., Class A [q]		119,398,500
665,000	Google Inc., Class C [q]		350,056,000

		6.8%	789,955,820

	Medical Equipment
4,800,000	Patterson Companies Inc.		230,880,000
849,000	Teleflex Inc.		97,482,180

		2.8%	328,362,180

Shares	Equities	Percent of Net Assets	Market Value ($)

	Natural Gas
3,000,000	Energen Corp.		191,280,000
9,000,000	MDU Resources Group Inc.		211,500,000
2,300,000	Northwest Natural Gas Co. Ω		114,770,000
4,535,000	Spectra Energy Corp.		164,620,500

		5.9%	682,170,500

	Oil & Gas
5,400,000	National Oilwell Varco Inc.	3.1%	353,862,000

	Pharmaceuticals
825,000	Actavis PLC [q]		212,363,250
1,850,000	Allergan Inc.		393,291,500
3,350,000	Gilead Sciences Inc. [q]		315,771,000
2,450,000	Novartis AG (ADR)		227,017,000

		9.9%	1,148,442,750

	Real Estate Investment Trusts
9,913,000	Iron Mountain Inc.	3.3%	383,236,580

	Retail
3,529,000	CVS Health Corp.	2.9%	339,877,990

	Semiconductor Capital Equipment
18,000,000	Applied Materials Inc.	3.9%	448,560,000

	Services
6,610,000	Thomson Reuters Corp.	2.3%	266,647,400

	Telecommunications Equipment
6,400,000	Motorola Solutions Inc.	3.7%	429,312,000

	Telecommunications Provider
8,909,000	Shaw Communications Inc. [l]	2.1%	240,453,910

	Transportation
5,166,000	Expeditors International of Washington Inc.		230,455,260
2,382,500	United Parcel Service Inc.		264,862,525

		4.3%	495,317,785

	Utility & Power Distribution
2,240,758	AGL Resources Inc.		122,143,718
8,743,343	Questar Corp.		221,031,711

		3.1%	343,175,429

	Waste Management
4,400,000	Waste Management Inc.	1.9%	225,808,000

	Total investment in equities (cost $7,951,862,161)	94.8%	10,977,885,614

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2014

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of December 31, 2014 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
250,000	Community Bank of the Bay 0.30%, matures 07/15/2015		244,658
250,000	Community Trust Credit Union 0.55%, matures 10/15/2015		242,137
250,000	Urban Partnership Bank 0.30%, matures 09/24/2015		242,655

		0.0%	729,450

	Certificates of Deposit Account Registry Service a
500,000	CDARS agreement with Community Bank of the Bay, dated 01/23/2014, matures 01/22/2015, 0.15% Participating depository institutions: Citizens Business Bank, par 203,129; EverBank, par 243,500; The PrivateBank and Trust Company, par 53,371; (cost $498,848)		498,848
500,000	CDARS agreement with Community Bank of the Bay, dated 02/06/2014, matures 02/05/2015, 0.15% Participating depository institutions: Bank of America, N.A., par 241,000; Southern Bancorp Bank, par 241,000; The PrivateBank and Trust Company, par 18,000; (cost $498,079)		498,079
500,000	CDARS agreement with Community Bank of the Bay, dated 04/10/2014, matures 04/09/2015, 0.20% Participating depository institutions: Apple Bank for Savings, par 243,500; The Park National Bank, par 243,500; The PrivateBank and Trust Company, par 13,000; (cost $494,617)		494,617
500,000	CDARS agreement with Community Bank of the Bay, dated 10/16/2014, matures 10/15/2015, 0.15% Participating depository institutions: BB&T, par 241,000; Park Bank, par 241,000; United Community Bank, par 18,000; (cost $484,231)		484,231

		0.0%	1,975,775

	Community Development Loans a
100,000	Boston Community Loan Fund 1.00%, matures 04/15/2015		98,291

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)
1,000,000	CEI Investment Notes Inc. 1.00%, matures 07/01/2015		970,246
7,500,000	MicroVest Plus, LP Note 2.25%, matures 04/15/2015		7,371,782
200,000	New Hampshire Community Loan Fund 1.00%, matures 07/15/2015		193,589
200,000	Root Capital Loan Fund 1.25%, matures 01/25/2015		199,212
100,000	Vermont Community Loan Fund 0.85%, matures 04/15/2015		98,290

		0.1%	8,931,410

	Time Deposits
575,956,849	BBH Cash Management Service
	Anz, London 0.03%, due 01/02/2015		56,254,202
	BTMU, Grand Cayman 0.03%, due 01/02/2015		173,531,003
	STD Charter Bank, Nassau 0.03%, due 01/02/2015		198,553,442
	Wells Fargo, Grand Cayman 0.03%, due 01/02/2015		147,618,202

		5.0%	575,956,849

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
73,344,197	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class
	variable rate, 0.01%	0.6%	73,344,197

	Total short-term securities (cost $660,937,681)	5.7%	660,937,681

	Total securities (cost $8,612,799,842)	100.5%	11,638,823,295

	Payable upon return of securities loaned	(0.6%)	(73,344,197)

	Other assets and liabilities -net	0.1%	17,494,979

	Total net assets	100.0%	11,582,974,077

The accompanying notes are an integral part of these financial statements.

Annual Report • 2014	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of December 31, 2014 (continued)

Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
q This security is non-income producing.
l This security, or partial position of this security, was on loan at December 31, 2014. The total value of the securities on loan at December 31, 2014 was $71,827,804.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.
ADR American Depository Receipt
PLC Public Limited Company

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2014

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of December 31, 2014

Shares	Equities	Percent of Net Assets	Market Value ($)

	Communications Equipment
475,000	QUALCOMM Inc.	4.6%	35,306,750

	Computers
200,000	International Business Machines Corp.	4.2%	32,088,000

	Cosmetics & Personal Care
140,000	Procter & Gamble Co.	1.7%	12,752,600

	Electronic Components
675,000	Corning Inc.	2.0%	15,477,750

	Financial Services
200,000	Capital One Financial Corp.		16,510,000
565,000	Charles Schwab Corp.		17,057,350
500,000	First Horizon National Corp.		6,790,000
510,000	Wells Fargo & Co.		27,958,200

		8.8%	68,315,550

	Food Products
415,000	Mondelez International Inc.		15,074,875
100,000	PepsiCo Inc.		9,456,000

		3.2%	24,530,875

	Industrial Manufacturing
55,000	W.W. Grainger Inc. [l]	1.8%	14,018,950

	Internet
300,000	eBay Inc. [q]		16,836,000
75,000	Google Inc., Class A [q]		39,799,500
10,000	LinkedIn Corp. [q]		2,297,100

		7.7%	58,932,600

	Machinery
10,000	Deere & Co.	0.1%	884,700

	Networking Products
1,600,000	Riverbed Technology Inc. [q]	4.2%	32,656,000

	Pharmaceuticals
180,000	Allergan Inc.		38,266,200
300,000	Gilead Sciences Inc. [q]		28,278,000
140,000	Novartis AG (ADR)		12,972,400
220,000	Roche Holdings Ltd. (ADR)		7,477,800

		11.4%	86,994,400

	Professional Services
220,000	Insperity Inc.	1.0%	7,455,800

	Retail
450,000	Target Corp.		34,159,500
735,000	Whole Foods Market Inc.		37,058,700

		9.2%	71,218,200

Shares	Equities	Percent of Net Assets	Market Value ($)

	Semiconductor Capital Equipment
1,200,000	Applied Materials Inc.		29,904,000
250,000	Lam Research Corp.		19,835,000

		6.5%	49,739,000

	Semiconductors
700,000	Altera Corp.		25,858,000
400,000	Intel Corp.		14,516,000

		5.2%	40,374,000

	Software
150,000	Citrix Systems Inc. [q]		9,570,000
150,000	Intuit Inc.		13,828,500

		3.0%	23,398,500

	Telecommunications Equipment
1,925,000	Ciena Corp. [q,l]	4.9%	37,364,250

	Telecommunications Provider
625,000	Shaw Communications Inc. [l]	2.2%	16,868,750

	Transportation
400,000	C.H. Robinson Worldwide Inc.		29,956,000
500,000	Expeditors International of Washington Inc.		22,305,000

		6.7%	52,261,000

	Total investment in equities (cost $533,959,942)	88.4%	680,637,675

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
87,774,574	BBH Cash Management Service BBH, Grand Cayman 0.03%, due 01/02/2015	11.4%	87,774,574

The accompanying notes are an integral part of these financial statements.

Annual Report • 2014	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of December 31, 2014 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
38,086,610	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.01%	4.9%	38,086,610

	Total short-term securities (cost $125,861,184)	16.3%	125,861,184

	Total securities (cost $659,821,126)	104.7%	806,498,859

	Payable upon return of securities loaned	(4.9%)	(38,086,610)

	Other assets and liabilities - net	0.2%	1,919,574

	Total net assets	100.0%	770,331,823

	l This security, or partial position of this security, was on loan at December 31, 2014. The total value of the securities on loan at December 31, 2014 was $37,303,110.
	q This security is non-income producing.
	ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2014

PARNASSUS MID CAP FUND

Portfolio of Investments as of December 31, 2014

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
71,000	Compass Minerals International Inc.	2.0%	6,164,930

	Data Processing
70,000	Equifax Inc.		5,660,900
107,500	Fiserv Inc. [q]		7,629,275

		4.4%	13,290,175

	Financial Services
200,000	Charles Schwab Corp.		6,038,000
861,200	First Horizon National Corp.		11,695,096
255,000	SEI Investments Co.		10,210,200

		9.1%	27,943,296

	Food Products
123,276	McCormick & Co.		9,159,407
215,000	Sysco Corp.		8,533,350

		5.8%	17,692,757

	Health Care Products
139,270	DENTSPLY International Inc.		7,418,913
44,500	Perrigo Co. PLC		7,438,620

		4.8%	14,857,533

	Health Care Services
95,000	Cardinal Health Inc.	2.5%	7,669,350

	Industrial Manufacturing
168,800	Pentair PLC		11,211,696
292,280	Xylem Inc.		11,127,100

		7.3%	22,338,796

	Insurance
134,583	Verisk Analytics Inc. [q]	2.8%	8,620,041

	Medical Equipment
172,874	Patterson Companies Inc.		8,315,239
57,500	Teleflex Inc.		6,602,150

		5.0%	14,917,389

	Natural Gas
94,500	Energen Corp.		6,025,320
412,900	MDU Resources Group Inc.		9,703,150
145,000	Spectra Energy Corp.		5,263,500

		7.0%	20,991,970

	Oil & Gas
125,500	Cameron International Corp. [q]	2.1%	6,268,725

	Pharmaceuticals
15,000	Allergan Inc.	1.0%	3,188,850

Shares	Equities	Percent of Net Assets	Market Value ($)

	Professional Services
237,773	Insperity Inc.	2.6%	8,058,127

	Real Estate Investment Trusts
284,660	Iron Mountain Inc.	3.6%	11,004,956

	Retail
77,800	Nordstrom Inc.	2.0%	6,176,542

	Semiconductor Capital Equipment
400,000	Applied Materials Inc.		9,968,000
182,900	Synopsys Inc. [q]		7,950,663

		5.9%	17,918,663

	Services
21,000	Ecolab Inc.	0.7%	2,194,920

	Software
96,000	Autodesk Inc. [q]		5,765,760
51,400	Intuit Inc.		4,738,566

		3.5%	10,504,326

	Telecommunications Equipment
182,300	Motorola Solutions Inc.	4.0%	12,228,684

	Telecommunications Provider
318,000	Shaw Communications Inc. [l]	2.8%	8,582,820

	Transportation
85,000	C.H. Robinson Worldwide Inc.		6,365,650
167,000	Expeditors International of Washington Inc.		7,449,870
102,500	Genesee & Wyoming Inc., Class A [q]		9,216,800

		7.5%	23,032,320

	Utility & Power Distribution
137,454	AGL Resources Inc.		7,492,617
379,000	Questar Corp.		9,581,120

		5.6%	17,073,737

	Waste Management
155,000	Waste Management Inc.	2.6%	7,954,600

	Total investment in equities (cost $221,315,613)	94.6%	288,673,507

The accompanying notes are an integral part of these financial statements.

Annual Report • 2014	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Portfolio of Investments as of December 31, 2014 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
15,934,874	BBH Cash Management Service JPM Chase, Nassau 0.03%, due 01/02/2015	5.2%	15,934,874

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
8,705,955	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class
	variable rate, 0.01%	2.9%	8,705,955

	Total short-term securities (cost $24,640,829)	8.1%	24,640,829

	Total securities (cost $245,956,442)	102.7%	313,314,336

	Payable upon return of securities loaned	(2.9%)	(8,705,955)

	Other assets and liabilities - net	0.2%	688,458

	Total net assets	100.0%	305,296,839

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at December 31, 2014. The total value of the securities on loan at December 31, 2014 was $8,525,326.
	PLC Public Limited Company

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2014

PARNASSUS SMALL CAP FUND

Portfolio of Investments as of December 31, 2014

Shares	Equities	Percent of Net Assets	Market Value ($)

	Auto Parts
350,000	Gentex Corp.	2.3%	12,645,500

	Chemicals
205,000	Compass Minerals International Inc.	3.2%	17,800,150

	Consumer Services
550,000	Sotheby’s	4.2%	23,749,000

	Electronics
100,000	Harman International Industries Inc.		10,671,000
240,000	Plantronics Inc.		12,724,800

		4.2%	23,395,800

	Equipment Leasing
740,000	Air Lease Corp.	4.5%	25,389,400

	Financial Services
950,000	Essent Group Ltd. [q]		24,424,500
465,000	First American Financial Corp.		15,763,500
1,150,000	First Horizon National Corp.		15,617,000
280,000	SEI Investments Co.		11,211,200

		12.0%	67,016,200

	Health Care Products
125,000	Sirona Dental Systems Inc. [q]	2.0%	10,921,250

	Health Care Services
100,000	VCA Inc. [q]	0.9%	4,877,000

	Lodging
1,575,000	Belmond Ltd. [q]	3.5%	19,482,750

	Machinery
1,300,000	Blount International Inc. [q]		22,841,000
135,000	Graco Inc.		10,824,300
1,571,400	MRC Global Inc. [q]		23,806,710
210,000	Regal-Beloit Corp.		15,792,000

		13.0%	73,264,010

	Medical Equipment
1,400,000	GenMark Diagnostics Inc. [q,l]		19,054,000
165,000	Patterson Companies Inc.		7,936,500

		4.8%	26,990,500

	Minerals & Mining
2,063,968	Dominion Diamond Corp. [q]	6.6%	37,068,865

	Natural Gas
625,000	MDU Resources Group Inc.		14,687,500
225,000	Northwest Natural Gas Co.		11,227,500

		4.6%	25,915,000

Shares	Equities	Percent of Net Assets	Market Value ($)

	Oil & Gas
1,350,000	Denbury Resources Inc. [l]		10,975,500
3,425,000	W&T Offshore Inc. [l]		25,139,500

		6.5%	36,115,000

	Professional Services
310,000	Insperity Inc.	1.9%	10,505,900

	Real Estate Investment Trusts
290,000	Iron Mountain Inc.		11,211,400
615,000	Redwood Trust Inc. [l]		12,115,500

		4.2%	23,326,900

	Retail
275,000	Group 1 Automotive Inc.	4.4%	24,645,500

	Semiconductors
1,250,000	PMC-Sierra Inc. [q]	2.0%	11,450,000

	Software
2,177,709	Checkpoint Systems Inc. q, Ω		29,899,945
2,215,000	Covisint Corp. q, Ω, l		5,869,750
150,000	VeriSign Inc. [q,l]		8,550,000

		7.8%	44,319,695

	Transportation
2,400,000	UTi Worldwide Inc. [q,l]	5.2%	28,968,000

	Utility & Power Distribution
430,000	Questar Corp.	1.9%	10,870,400

	Total investment in equities (cost $489,750,710)	99.7%	558,716,820

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
3,637,429	BBH Cash Management Service Banco Santander, Frankfurt 0.03%, due 01/02/2015	0.6%	3,637,429

The accompanying notes are an integral part of these financial statements.

Annual Report • 2014	PARNASSUS FUNDS

PARNASSUS SMALL CAP FUND

Portfolio of Investments as of December 31, 2014 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
68,702,942	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class
	variable rate, 0.01%	12.3%	68,702,942

	Total short-term securities (cost $72,340,371)	12.9%	72,340,371

	Total securities (cost $562,091,081)	112.6%	631,057,191

	Payable upon return of securities loaned	(12.3%)	(68,702,942)

	Other assets and liabilities - net	(0.3%)	(1,892,744)

	Total net assets	100.0%	560,461,505

	Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at December 31, 2014. The total value of the securities on loan at December 31, 2014 was $66,714,347.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2014

PARNASSUS ASIA FUND

Portfolio of Investments as of December 31, 2014

Shares	Equities	Percent of Net Assets	Market Value ($)

	China
6,500	Air Lease Corp.		223,015
1,100	Alibaba Group Holding Ltd. (ADR) [q]		114,334
3,500	Expeditors International of Washington Inc.		156,135
5,300	Mindray Medical International Ltd. (ADR)		139,920
3,600	QUALCOMM Inc.		267,588

		12.1%	900,992

	Hong Kong
120,000	China Minsheng Banking Corp., Ltd.		156,879
201,000	Lenovo Group Ltd.		262,428
180,000	Li & Fung Ltd.		168,519
400,000	SITC International Holdings Co., Ltd.		218,203
140,000	Sun Art Retail Group Ltd.		138,776
30,000	Television Broadcasts Ltd.		174,672

		15.0%	1,119,477

	Indonesia
5,072,200	PT Asuransi Multi Artha Guna		95,270
400,000	PT Bank Danamon Indonesia		145,328
200,000	PT Bank Rakyat Indonesia (Persero)		187,693
130,000	PT Siloam International Hospitals [q]		143,571

		7.7%	571,862

	Japan
500	Fast Retailing Co., Ltd.		181,970
4,000	KDDI Corp.		251,328
3,100	Kyocera Corp.		141,873
5,000	Linear Technology Corp.		228,000
15,000	Rakuten Inc.		208,613
10,000	TOTO Ltd.		116,342
14,000	USS Co., Ltd.		215,132

		18.0%	1,343,258

	Philippines
235,000	Manila Water Co.	2.0%	152,656

	Singapore
40,000	Keppel Corp., Ltd.		266,602
110,000	OSIM International Ltd.		163,626
30,000	Petra Foods Ltd.		85,973

		6.9%	516,201

	South Korea
240	Samsung Electronics Co., Ltd.	3.9%	290,561

Shares	Equities	Percent of Net Assets	Market Value ($)

	Taiwan
11,500	Applied Materials Inc.		286,580
20,000	Chailease Holding Co., Ltd.		49,414
72,000	Far EasTone Telecommunications Co., Ltd.		165,472
4,000	Hermes Microvision Inc.		199,563
170,000	Lite-On Technology Corp.		193,738
12,000	MediaTek Inc.		174,031
30,000	Novatek Microelectronics Corp.		167,241
8,500	St. Shine Optical Co., Ltd.		138,342
13,200	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)		295,415

		22.4%	1,669,796

	Thailand
24,000	Advanced Info Service Public Co., Ltd.		182,079
60,000	Thai Union Frozen Products Public Co., Ltd.		164,094
180,000	Thanachart Capital Public Co., Ltd.		172,816

		7.0%	518,989

	Total investment in equities (cost $6,716,855)	95.0%	7,083,792

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
340,741	BBH Cash Management Service BBH, Grand Cayman 0.03%, due 01/02/2015	4.6%	340,741

	Total short-term securities (cost $340,741)	4.6%	340,741

	Total securities (cost $7,057,596)	99.6%	7,424,533

	Other assets and liabilities - net	0.4%	32,944

	Total net assets	100.0%	7,457,477

	q This security is non-income producing.
	ADR American Depository Receipt
	PT Perseroan Terbatas

The accompanying notes are an integral part of these financial statements.

Annual Report • 2014	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2014

Principal Amount ($)	Commercial Mortgage- Backed Securities	Percent of Net Assets	Market Value ($)

	Commercial Mortgage-Backed Securities
986,086	DBUBS Mortgage Trust Series 2011-LC2A, Class A2, 3.39%, due 07/10/2044		1,013,578
1,500,000	JP Morgan Mortgage Trust Series 2011-C4, Class A3, 4.11%, due 07/15/2046		1,602,984
1,000,000	JP Morgan Mortgage Trust Series 2011-C4, Class A4, 4.39%, due 07/15/2046		1,097,489
1,000,000	JP Morgan Mortgage Trust Series 2013-C13, Class A2, 2.67%, due 01/15/2046		1,021,659
1,000,000	Morgan Stanley Capital Trust Series 2011-C1, Class A2, 3.88%, due 09/15/2047		1,019,711
1,000,000	UBS-Barclays Mortgage Trust Series 2012-C2, Class A3, 3.06%, due 05/10/2063		1,032,539

	Total investment in commercial mortgage-backed securities (cost $6,743,779)	3.5%	6,787,960

Principal Amount ($)	Convertible Bonds	Percent of Net Assets	Market Value ($)

	Biotechnology
550,000	Exelixis Inc. 4.25%, due 08/15/2019		306,969

	Total investment in convertible bonds (cost $491,563)	0.2%	306,969

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Air Transportation
1,468,072	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	0.9%	1,684,613

	Apparel
3,000,000	Hanesbrands Inc. 6.38%, due 12/15/2020	1.7%	3,180,000

	Cosmetics & Personal Care
2,000,000	Procter & Gamble Co. 2.30%, due 02/06/2022	1.0%	1,983,948

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Data Processing
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	1.1%	2,034,446

	Equipment Leasing
1,500,000	United Rentals North America Inc. 6.13%, due 06/15/2023	0.8%	1,575,000

	Financial Services
3,000,000	Discover Financial Services 5.20%, due 04/27/2022	1.7%	3,313,215

	Food Products
3,000,000	Mondelez International Inc. 5.38%, due 02/10/2020	1.8%	3,398,412

	Health Care Products
2,000,000	CR Bard Inc. 4.40%, due 01/15/2021	1.1%	2,196,930

	Health Care Services
2,100,000	Cardinal Health Inc. 1.90%, due 06/15/2017		2,116,485
1,000,000	Cardinal Health Inc. 1.70%, due 03/15/2018		993,536

		1.6%	3,110,021

	Industrial Manufacturing
2,870,000	Danaher Corp. 5.40%, due 03/01/2019		3,235,096
4,050,000	Pentair Finance SA 3.15%, due 09/15/2022		3,978,121

		3.8%	7,213,217

	Insurance
2,000,000	Cigna Corp. 2.75%, due 11/15/2016	1.1%	2,053,738

	Internet
3,000,000	Google Inc. 3.63%, due 05/19/2021	1.7%	3,218,811

	Medical Equipment
3,200,000	Agilent Technologies Inc. 3.20%, due 10/01/2022	1.6%	3,119,651

	Networking Products
2,000,000	Cisco Systems Inc. 5.50%, due 02/22/2016	1.1%	2,110,036

	Pharmaceuticals
2,000,000	Gilead Sciences Inc. 3.70%, due 04/01/2024	1.1%	2,097,662

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2014

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2014 (continued)

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Real Estate Investment Trusts
2,000,000	Regency Centers LP 3.75%, due 06/15/2024	1.1%	2,035,278

	Retail
3,000,000	CVS Health Corp. 4.13%, due 05/15/2021		3,252,924
3,500,000	Nordstrom Inc. 4.00%, due 10/15/2021		3,744,346
2,500,000	Starbucks Corp. 3.85%, due 10/01/2023		2,665,128

		5.0%	9,662,398

	Semiconductor Capital Equipment
2,000,000	Applied Materials Inc. 2.65%, due 06/15/2016		2,044,038
2,000,000	Applied Materials Inc. 4.30%, due 06/15/2021		2,180,126

		2.2%	4,224,164

	Services
2,500,000	Ecolab Inc. 4.35%, due 12/08/2021	1.4%	2,723,973

	Software
2,000,000	Adobe Systems Inc. 3.25%, due 02/01/2015		2,003,796
2,000,000	Intuit Inc. 5.75%, due 03/15/2017		2,198,010

		2.1%	4,201,806

	Telecommunications Equipment
2,000,000	Corning Inc. 3.70%, due 11/15/2023		2,060,454
3,000,000	Juniper Networks Inc. 4.50%, due 03/15/2024		3,028,221
3,000,000	Motorola Solutions Inc. 3.75%, due 05/15/2022		3,043,542

		4.3%	8,132,217

	Transportation
3,000,000	Burlington Northern Santa Fe Corp. 3.85%, due 09/01/2023		3,164,442
3,000,000	FedEx Corp. 2.70%, due 04/15/2023		2,921,745

		3.1%	6,086,187

	Waste Management
1,000,000	Waste Management Inc. 6.38%, due 03/11/2015		1,010,300
2,000,000	Waste Management Inc. 4.75%, due 06/30/2020		2,192,222

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)
2,000,000	Waste Management Inc. 3.50%, due 05/15/2024		2,025,130

		2.6%	5,227,652

	Total investment in corporate bonds (cost $83,352,850)	43.9%	84,583,375

Principal Amount ($)	Federal Agency Mortgage- Backed Securities	Percent of Net Assets	Market Value ($)

	Federal Agency Mortgage-Backed Securities
788,504	Fannie Mae Pool 931739 4.00%, due 08/01/2024		840,142
849,405	Fannie Mae Pool AD5108 3.50%, due 12/01/2025		898,836
775,862	Fannie Mae Pool AH0973 4.00%, due 12/01/2025		829,349
984,080	Fannie Mae Pool MA0695 4.00%, due 04/01/2031		1,060,885
823,383	Fannie Mae Pool MA0844 4.50%, due 08/01/2031		899,387
928,827	Fannie Mae Pool MA1607 3.00%, due 10/01/2033		959,377
1,457,357	Fannie Mae Pool 926115 4.50%, due 04/01/2039		1,584,177
976,297	Fannie Mae Pool 931065 4.50%, due 05/01/2039		1,066,425
1,339,215	Fannie Mae Pool AD4296 5.00%, due 04/01/2040		1,484,526
1,009,058	Fannie Mae Pool AL0215 4.50%, due 04/01/2041		1,096,709
1,711,813	Fannie Mae Pool AL0393 4.50%, due 06/01/2041		1,874,536
1,304,540	Fannie Mae Pool AI8483 4.50%, due 07/01/2041		1,424,375
801,373	Fannie Mae Pool AJ4994 4.50%, due 11/01/2041		870,580
997,985	Fannie Mae Pool AK3103 4.00%, due 02/01/2042		1,070,449
1,409,588	Fannie Mae Pool AQ2925 3.50%, due 01/01/2043		1,472,388
1,168,972	Fannie Mae Pool AS1130 4.50%, due 11/01/2043		1,268,891
1,420,643	Fannie Mae Pool AS1587 4.50%, due 01/01/2044		1,543,323
960,719	FHLMC Multifamily Structured Pass Through Certificates K-029, Class A1, 2.84%, due 10/25/2022		994,214
851,646	Freddie Mac Pool E02746 3.50%, due 11/01/2025		900,336

The accompanying notes are an integral part of these financial statements.

Annual Report • 2014	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2014 (continued)

Principal Amount ($)	Federal Agency Mortgage- Backed Securities	Percent of Net Assets	Market Value ($)
746,558	Freddie Mac Pool G14820 3.50%, due 12/01/2026		789,240
852,674	Freddie Mac Pool G14809 3.00%, due 07/01/2028		887,365
916,353	Freddie Mac Pool G30672 3.50%, due 07/01/2033		964,220
1,796,905	Freddie Mac Pool C91754 4.50%, due 02/01/2034		1,963,616
980,269	Freddie Mac Pool C91762 4.50%, due 04/01/2034		1,070,140
985,721	Freddie Mac Pool G05514 5.00%, due 06/01/2039		1,100,333
1,795,523	Freddie Mac Pool A90225 4.00%, due 12/01/2039		1,916,255
1,915,447	Freddie Mac Pool A93451 4.50%, due 08/01/2040		2,084,330
843,474	Freddie Mac Pool G07426 4.00%, due 06/01/2043		900,528

	Total investment in federal agency mortgage-backed securities (cost $33,442,158)	17.6%	33,814,932

Principal Amount ($)	Supranational Bonds	Percent of Net Assets	Market Value ($)

	Supranational Bonds
2,000,000	European Bank for Reconstruction & Development 1.63%, due 04/10/2018		2,012,024
5,000,000	International Finance Corp. 0.50%, due 05/16/2016		4,990,685

	Total investment in supranational bonds (cost $7,017,015)	3.6%	7,002,709

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)

	U.S. Government Treasury Bonds
3,000,000	U.S. Treasury 2.50%, due 04/30/2015		3,023,673
3,000,000	U.S. Treasury 2.13%, due 05/31/2015		3,024,609
6,000,000	U.S. Treasury 1.88%, due 06/30/2015		6,051,564
4,000,000	U.S. Treasury 0.38%, due 11/15/2015		4,003,752

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)
2,000,000	U.S. Treasury 1.75%, due 05/31/2016		2,036,406
2,000,000	U.S. Treasury 1.50%, due 07/31/2016		2,030,624
3,000,000	U.S. Treasury 0.50%, due 09/30/2016		2,996,484
6,000,000	U.S. Treasury 1.75%, due 05/15/2022		5,898,282
2,500,000	U.S. Treasury 2.00%, due 02/15/2023		2,490,625
2,000,000	U.S. Treasury 1.75%, due 05/15/2023		1,947,344
4,000,000	U.S. Treasury 2.50%, due 08/15/2023		4,128,436
4,000,000	U.S. Treasury 2.75%, due 11/15/2023		4,210,936
4,000,000	U.S. Treasury 2.75%, due 02/15/2024		4,209,064
4,000,000	U.S. Treasury 2.50%, due 05/15/2024		4,120,622
1,133,440	U.S. Treasury (TIPS) 1.75%, due 01/15/2028		1,283,178

	Total investment in U.S. government treasury bonds (cost $50,873,290)	26.7%	51,455,599

	Total investment in long-term securities (cost $181,920,655)	95.5%	183,951,544

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Community Development Loans a
2,500,000	MicroVest Plus, LP Note 2.25%, matures 10/15/2015	1.3%	2,382,055

	Time Deposits
5,280,390	BBH Cash Management Service
	JPM Chase, Nassau 0.03%, due 01/02/2015	2.7%	5,280,390

	Total short-term securities (cost $7,662,445)	4.0%	7,662,445

	Total securities (cost $189,583,100)	99.5%	191,613,989

	Other assets and liabilities - net	0.5%	999,867

	Total net assets	100.0%	192,613,856

	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.
	TIPS Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2014

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund
Assets

Investments in stocks and bonds, at market value-Unaffliliated

(cost $537,708,235, $7,674,253,812, $533,959,942, $221,315,613, $458,800,978, $6,716,855, $181,920,655)	$667,262,998	$10,590,780,984	$680,637,675

Investments in stocks, at market value-Affliliated

(cost of $0, $277,608,349, $0, $0, $30,949,732 $0, $0)	-	387,104,630	-

Investments in short-term securities

(at cost which approximates market value)	21,210,563	660,937,681	125,861,184

Cash	321	14,144	2,337

Receivables

Investment securities sold	-	-	-

Dividends and interest	501,055	10,531,536	362,384

Capital shares sold	421,467	23,953,824	2,408,762

Due from Parnassus Investments	-	-	-

Other assets	57,043	259,891	37,987

Total assets	$689,453,447	$11,673,582,690	$809,310,329
Liabilities

Payable upon return of loaned securities	9,018,468	73,344,197	38,086,610

Capital shares redeemed	693,555	10,614,628	366,426

Fees payable to Parnassus Investments	402,219	6,267,248	470,510

Accounts payable and accrued expenses	209,102	382,540	54,960

Total liabilities	$10,323,344	$90,608,613	$38,978,506

Net assets	$679,130,103	$11,582,974,077	$770,331,823
Net assets consist of

Undistributed net investment income (loss)	532,789	726,559	1,165,768

Unrealized appreciation on securities and foreign currency	129,554,763	3,026,023,453	146,677,733

Accumulated net realized gain (loss) on securities and foreign currency	14,329,873	264,918,411	831,236

Capital paid-in	534,712,678	8,291,305,654	621,657,086

Total net assets	$679,130,103	$11,582,974,077	$770,331,823
Net asset value and offering per share

Net assets investor shares	$679,130,103	$8,558,904,590	$770,331,823

Net assets institutional shares	-	$3,024,069,487	-

Shares outstanding investor shares	14,120,780	210,334,786	25,721,643

Shares outstanding institutional shares	-	74,205,242	-

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$48.09	$40.69	$29.95

Institutional shares	-	$40.75	-

The accompanying notes are an integral part of these financial statements.

Annual Report • 2014	PARNASSUS FUNDS

Parnassus Mid Cap Fund	Parnassus Small Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund

$288,673,507	$522,947,125	$7,083,792	$183,951,544

-	35,769,695	-	-

24,640,829	72,340,371	340,741	7,662,445

415	34	19	137

-	-	-	-

396,746	313,818	6,126	1,062,194

702,561	161,865	40,500	236,730

-	-	1,409	-

27,370	44,227	13,382	13,753

$314,441,428	$631,577,135	$7,485,969	$192,926,803

8,705,955	68,702,942	-	-

184,375	1,720,060	1,409	156,940

216,683	524,132	-	84,396

37,576	168,496	27,083	71,611

$9,144,589	$71,115,630	$28,492	$312,947

$305,296,839	$560,461,505	$7,457,477	$192,613,856

86	-	(7,190)	185,102

67,357,894	68,966,110	366,973	2,030,890

6,343,317	(12,315,835)	(25,408)	131,390

231,595,542	503,811,230	7,123,102	190,266,474

$305,296,839	$560,461,505	$7,457,477	$192,613,856

$305,296,839	$560,461,505	$7,457,477	$192,613,856

-	-	-	-

11,141,329	23,578,050	446,128	11,562,799

-	-	-	-

$27.40	$23.77	$16.72	$16.66

-	-	-	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2014

STATEMENT OF OPERATIONS

December 31, 2014

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund
Investment income

Dividends – Unaffiliated	$8,036,105	$176,963,673	$8,944,254

Dividends – Affiliated	-	10,135,412	-

Interest	14,901	398,969	18,138

Securities lending	171,764	1,282,583	43,429

Other income	8,812	13,563	4,400

Foreign witholding tax	(265,205)	(3,290,570)	(219,086)

Total investment income	$7,966,377	$185,503,630	$8,791,135
Expenses

Investment advisory fees	3,857,332	57,380,379	4,312,786

Transfer agent fees

Investor shares	339,896	1,226,108	151,446

Institutional shares	-	298,848	-

Fund administration	206,808	3,215,994	189,103

Service provider fees	444,530	14,080,256	858,407

Reports to shareholders	94,952	864,779	69,177

Registration fees and expenses	33,915	204,405	33,580

Custody fees	49,489	317,362	31,960

Professional fees	41,994	206,923	33,737

Trustee fees and expenses	32,565	460,005	29,229

Proxy voting fees	4,884	4,884	4,884

Pricing service fees	3,493	6,092	3,493

Other expenses	12,689	164,505	10,630

Total expenses	$5,122,547	$78,430,540	$5,728,432

Fees waived by Parnassus Investments	-	-	(419,980)

Fees reimbursed by Parnassus Investments	-	-	-

Net expenses	$5,122,547	$78,430,540	$5,308,452

Net investment income (loss)	$2,843,830	$107,073,090	$3,482,683
Realized and unrealized gain (loss) on investments and foreign currency related transactions

Net realized gain from securities transactions	69,326,086	440,188,076	43,998,833

Net realized loss from foreign currency related transactions	-	-	-

Net change in unrealized appreciation (depreciation) of securities	13,105,357	791,244,299	52,897,765

Net change in unrealized depreciation on foreign currency related transactions	-	-	-

Net realized and unrealized gain (loss) on securities and foreign currency related transactions	$82,431,443	$1,231,432,375	$96,896,598

Net increase (decrease) in net assets resulting from operations	$85,275,273	$1,338,505,465	$100,379,281

The accompanying notes are an integral part of these financial statements.

Annual Report • 2014	PARNASSUS FUNDS

Parnassus Mid Cap Fund	Parnassus Small Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund

$4,999,885	$7,369,923	$139,447	$-

-	-	-	-

3,124	1,588	152	4,606,866

19,098	92,152	-	-

3,673	5,566	-	3,734

(45,987)	-	(12,058)	-

$4,979,793	$7,469,229	$127,541	$4,610,600

2,080,626	5,696,943	59,382	915,515

79,231	584,047	6,563	103,034

-	-	-	-

87,076	222,230	1,823	61,961

432,729	960,113	2,505	227,322

39,350	152,440	1,694	35,890

32,813	50,916	38,861	28,733

13,587	46,457	11,898	8,190

19,874	68,189	42,286	19,922

14,198	47,894	672	9,339

4,884	4,884	10,419	-

3,493	3,493	13,564	4,349

5,038	19,264	1,216	5,525

$2,812,899	$7,856,870	$190,883	$1,419,780

-	-	(59,382)	(175,226)

-	-	(63,887)	-

$2,812,899	$7,856,870	$67,614	$1,244,554

$2,166,894	$(387,641)	$59,927	$3,366,046

7,536,082	95,466,713	3,869	2,584,546

-	-	(27,248)	-

18,808,437	(95,484,823)	427,819	1,929,191

-	-	(198,332)	-

$26,344,519	$(18,110)	$206,108	$4,513,737

$28,511,413	$(405,751)	$266,035	$7,879,783

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2014

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2014

	Parnassus Fund		Parnassus Core Equity Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Investment income from operations
Net investment income (loss)	$2,843,830	$2,786,793	$107,073,090	$84,874,686
Net realized gain from securities transactions	69,326,086	86,277,993	440,188,076	423,456,156
Net realized gain (loss) on foreign currency related transactions	-	-	-	-
Net change in unrealized appreciation (depreciation) of securities	13,105,357	60,377,042	791,244,299	1,369,149,479
Net change in unrealized appreciation (depreciation) on foreign currency related transactions	-	-	-	-
Increase (decrease) in net assets resulting from operations	$85,275,273	$149,441,828	$1,338,505,465	$1,877,480,321
Distributions
From net investment income
Investor shares	(22,221,590)	(23,310,790)	(114,823,029)	(75,672,898)
Institutional shares	-	-	(44,425,216)	(23,806,178)
From realized capital gains
Investor shares	(36,499,383)	(68,392,436)	(135,488,933)	(298,967,759)
Institutional shares	-	-	(48,522,737)	(85,271,546)
From return of capital
Investor shares	-	-	-	-
Institutional shares	-	-	-	-
Distributions to shareholders	$(58,720,973)	$(91,703,226)	$(343,259,915)	$(483,718,381)
Capital share transactions
Investor shares
Proceeds from sale of shares	123,143,996	127,652,026	2,558,040,385	1,753,249,729
Reinvestment of dividends	57,373,782	88,480,097	247,009,882	359,378,243
Shares repurchased	(100,242,807)	(171,705,411)	(1,267,574,843)	(951,505,148)
Institutional shares
Proceeds from sale of shares	-	-	1,247,685,257	723,167,847
Reinvestment of dividends	-	-	59,991,933	78,288,791
Shares repurchased	-	-	(348,712,605)	(295,341,991)
Increase (decrease) in net assets from capital share transactions	80,274,971	44,426,712	2,496,440,009	1,667,237,471
Increase (decrease) in net assets	$106,829,271	$102,165,314	$3,491,685,559	$3,060,999,411
Net Assets
Beginning of year	572,300,832	470,135,518	8,091,288,518	5,030,289,107
End of year	$679,130,103	$572,300,832	$11,582,974,077	$8,091,288,518
Undistributed net investment income	$532,789	$1,049,129	$726,559	$120,773
Shares issued and redeemed
Investor shares		-
Shares sold	2,567,800	2,810,597	66,022,421	51,448,911
Shares issued through dividend reinvestment	1,179,490	1,937,939	6,151,570	10,055,536
Shares repurchased	(2,105,263)	(3,842,660)	(33,128,690)	(27,983,088)
Institutional shares
Shares sold	-	-	32,466,571	21,335,971
Shares issued through dividend reinvestment	-	-	1,492,438	2,186,576
Shares repurchased	-	-	(9,000,677)	(8,690,922)
Net increase (decrease) in shares outstanding
Investor shares	1,642,027	905,876	39,045,301	33,521,359
Institutional shares	-	-	24,958,332	14,831,625

The accompanying notes are an integral part of these financial statements.

Annual Report • 2014	PARNASSUS FUNDS

Parnassus Endeavor Fund		Parnassus Mid Cap Fund		Parnassus Small Cap Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$3,482,683	$1,997,022	$2,166,894	$1,063,431	$(387,641)	$(1,052,243)
43,998,833	30,555,638	7,536,082	8,838,248	95,466,713	51,506,771
-	-	-	-	-	-
52,897,765	68,276,432	18,808,437	37,143,232	(95,484,823)	129,860,100
-	-	-	-	-	-
$100,379,281	$100,829,092	$28,511,413	$47,044,911	$(405,751)	$180,314,628

(12,941,659)	(8,653,869)	(2,180,581)	(2,476,509)	(33,257)	(10,911,928)
-	-	-	-	-	-

(33,400,849)	(25,084,295)	(3,439,920)	(5,652,614)	(109,999,534)	(33,887,690)
-	-	-	-	-	-

-	-	-	-	-	-
-	-	-	-	-	-
$(46,342,508)	$(33,738,164)	$(5,620,501)	$(8,129,123)	$(110,032,791)	$(44,799,618)

298,267,377	197,654,856	91,026,928	115,826,819	101,904,980	177,400,113
43,892,018	31,293,717	5,308,798	7,704,932	102,352,230	40,602,696
(101,804,232)	(101,128,527)	(55,092,184)	(50,249,048)	(309,012,380)	(257,842,979)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
240,355,163	127,820,046	41,243,542	73,282,703	(104,755,170)	(39,840,170)
$294,391,936	$194,910,974	$64,134,454	$112,198,491	$(215,193,712)	$95,674,840

475,939,887	281,028,913	241,162,385	128,963,894	775,655,217	679,980,377
$770,331,823	$475,939,887	$305,296,839	$241,162,385	$560,461,505	$775,655,217
$1,165,768	$14,510	$86	$7,209	$-	$32,998

10,193,157	7,784,676	3,488,133	5,093,991	3,737,605	6,802,548
1,462,440	1,174,236	192,747	311,933	4,280,727	1,452,585
(3,567,129)	(4,002,130)	(2,148,487)	(2,158,589)	(11,443,410)	(9,858,364)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

8,088,468	4,956,782	1,532,393	3,247,335	(3,425,078)	(1,603,231)
-	-	-	-	-	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2014

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2014 (continued)

	Parnassus Asia Fund		Parnassus Fixed Income Fund
	Year Ended December 31, 2014	For Period April 30, 2013 (inception date) through December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Investment income from operations
Net investment income (loss)	$59,927	$(12,919)	$3,366,046	$3,397,927
Net realized gain from securities transactions	3,869	9,274	2,584,546	2,750,811
Net realized gain (loss) on foreign currency related transactions	(27,248)	819	-	-
Net change in unrealized appreciation (depreciation) of securities	427,819	193,089	1,929,191	(11,858,353)
Net change in unrealized depreciation on foreign currency related transactions	(198,332)	(55,603)	-	-
Increase (decrease) in net assets resulting from operations	$266,035	$134,660	$7,879,783	$(5,709,615)
Distributions
From net investment income
Investor shares	(77,599)	-	(4,034,311)	(3,426,303)
Institutional shares	-	-	-	-
From realized capital gains
Investor shares	-	-	(1,559,479)	(3,235,241)
Institutional shares	-	-	-	-
From return of capital
Investor shares	-	-	-	(682,090)
Institutional shares	-	-	-	-
Distributions to shareholders	$(77,599)	$-	$(5,593,790)	$(7,343,634)
Capital share transactions
Investor shares
Proceeds from sale of shares	4,216,902	3,276,113	48,839,061	36,741,372
Reinvestment of dividends	77,363	-	5,064,364	6,579,766
Shares repurchased	(401,104)	(34,893)	(39,365,324)	(80,201,405)
Institutional shares
Proceeds from sale of shares	-	-	-	-
Reinvestment of dividends	-	-	-	-
Shares repurchased	-	-	-	-
Increase (decrease) in net assets from capital share transactions	3,893,161	3,241,220	14,538,101	(36,880,267)
Increase (decrease) in net assets	$4,081,597	$3,375,880	$16,824,094	$(49,933,516)
Net Assets
Beginning of period	3,375,880	-	175,789,762	225,723,280
End of year	$7,457,477	$3,375,880	$192,613,856	$175,789,762
Undistributed net investment income (loss)	$(7,190)	$-	$185,102	$-
Shares issued and redeemed
Investor shares
Shares sold	249,746	217,799	2,911,578	2,133,356
Shares issued through dividend reinvestment	4,621	-	303,000	391,178
Shares repurchased	(23,728)	(2,310)	(2,354,313)	(4,674,156)
Institutional shares
Shares sold	-	-	-	-
Shares issued through dividend reinvestment	-	-	-	-
Shares repurchased	-	-	-	-
Net increase (decrease) in shares outstanding
Investor shares	230,639	215,489	860,265	(2,149,622)
Institutional shares	-	-	-	-

The accompanying notes are an integral part of these financial statements.

Annual Report • 2014	PARNASSUS FUNDS

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of seven separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Small Cap Fund, which commenced operations on April 29, 2005, and the Parnassus Asia Fund, which commenced operations on April 30, 2013. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund.

2. Significant Accounting Policies

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by the Funds’ pricing vendor on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Securities Valuations

Methods and Inputs

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale,

PARNASSUS FUNDS	Annual Report • 2014

Notes to Financial Statements (continued)

and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.10% to 2.25% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1 – unadjusted quoted prices in active markets for identical investments, Level 2 – other significant observable inputs (including quoted prices for similar investments) and Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds, with the exception of the Parnassus Asia Fund, have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset (securities purchased with cash collateral from securities lending) and the related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

Annual Report • 2014	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Core Equity Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured, however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

The Parnassus Core Equity Fund and the Parnassus Fixed Income Fund hold debt instruments issued by MicroVest Plus, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. MicroVest Plus, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies

PARNASSUS FUNDS	Annual Report • 2014

Notes to Financial Statements (continued)

of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2010 or state taxing authorities before 2009.

Tax Matters and Distributions

At December 31, 2014, the cost of investments in long-term securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Fund		Parnassus Core Equity Fund		Parnassus Endeavor Fund
Distributions paid from:	2014	2013	2014	2013	2014	2013
Ordinary Income	$22,221,590	$23,310,790	$159,248,245	$99,479,076	$12,941,659	$8,653,869
Long-term capital gains	36,499,383	68,392,436	184,011,670	384,239,305	33,400,849	25,084,295
Total distributions	$58,720,973	$91,703,226	$343,259,915	$483,718,381	$46,342,508	$33,738,164

	Parnassus Mid Cap Fund		Parnassus Small Cap Fund		Parnassus Asia Fund		Parnassus Fixed Income Fund
Distributions paid from:	2014	2013	2014	2013	2014	2013	2014	2013
Ordinary Income	$2,180,581	$2,476,509	$33,257	$10,911,928	$77,599	$-	$4,034,311	$3,426,303
Long-term capital gains	3,439,920	5,652,614	109,999,534	33,887,690	-	-	1,559,479	3,235,241
Return of capital	-	-	-	-	-	-	-	682,090
Total distributions	$5,620,501	$8,129,123	$110,032,791	$44,799,618	$77,599	$-	$5,593,790	$7,343,634

Annual Report • 2014	PARNASSUS FUNDS

Notes to Financial Statements (continued)

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Small Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund
Cost of investment	$538,446,233	$7,951,941,765	$533,959,942	$221,458,572	$489,750,710	$6,720,068	$181,920,655
Unrealized appreciation	$138,812,452	$3,073,195,838	$152,378,797	$70,178,604	$94,678,250	$695,231	$2,931,412
Unrealized depreciation	9,995,687	47,251,989	5,701,064	2,963,669	25,712,140	331,471	900,522
Net unrealized appreciation	$128,816,765	$3,025,943,849	$146,677,733	$67,214,935	$68,966,110	$363,760	$2,030,890
Distributable earnings – ordinary income	$21,705,250	$159,854,031	$14,092,917	$2,173,460	$-	$69,146	$4,219,413
Distributable earnings – long-term capital gains	$50,619,926	$387,407,135	$32,720,080	$7,976,324	$106,421,715	$-	$1,690,869
Undistributed earnings – ordinary income	$532,789	$726,559	$1,165,768	$86	$-	$-	$185,102
Undistributed earnings – long-term capital gains	$15,067,871	$264,998,015	$831,236	$6,934,147	$3,172,135	$-	$131,390

At December 31, 2014, there were no estimated net capital loss carry forwards for the Parnassus Funds and no Post-October capital losses.

Net investment income and net ordinary income are the same for all Funds for financial statement and income tax purposes during the year ended December 31, 2014. Net realized gains differ for financial statement and income tax purposes primarily due to differing treatments of wash sales. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2014. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

Fund	Increase in Undistributed Net Investment Income	Decrease in Undistributed Net Realized Gain/Loss	Increase/Decrease in Capital Paid-In
Parnassus Fund	$18,861,420	$(18,861,420)	$-
Parnassus Core Equity Fund	52,780,941	(52,780,941)	-
Parnassus Endeavor Fund	10,610,234	(10,610,234)	-
Parnassus Mid Cap Fund	6,564	(6,566)	2
Parnassus Small Cap Fund	387,900	(259)	(387,641)
Parnassus Asia Fund	10,482	(2,029)	(8,453)
Parnassus Fixed Income Fund	853,367	(853,367)	-

PARNASSUS FUNDS	Annual Report • 2014

Notes to Financial Statements (continued)

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of December 31, 2014, that is valued at fair value on a recurring basis:

Parnassus Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$83,914,900	$-	$-	$83,914,900

Consumer Staples	54,942,750	-	-	54,942,750

Financials	82,107,798	-	-	82,107,798

Healthcare	71,304,450	-	-	71,304,450

Industrials	73,726,250	-	-	73,726,250

Information Technology	278,860,600	-	-	278,860,600

Materials	22,406,250	-	-	22,406,250

Short-Term Investments	19,140,914	-	2,069,649	21,210,563
Total	$686,403,912	$-	$2,069,649	$688,473,561

Parnassus Core Equity Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$507,101,310	$-	$-	$507,101,310

Consumer Staples	1,842,863,194	-	-	1,842,863,194

Energy	709,762,500	-	-	709,762,500

Financials	617,948,735	-	-	617,948,735

Healthcare	1,786,050,930	-	-	1,786,050,930

Industrials	1,658,333,285	-	-	1,658,333,285

Information Technology	2,745,767,200	-	-	2,745,767,200

Materials	440,613,030	-	-	440,613,030

Utilities	669,445,430	-	-	669,445,430

Short-Term Investments	649,301,046	-	11,636,635	660,937,681
Total	$11,627,186,660	$-	$11,636,635	$11,638,823,295

Parnassus Endeavor Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$51,028,250	$-	$-	$51,028,250

Consumer Staples	74,342,175	-	-	74,342,175

Financials	68,315,550	-	-	68,315,550

Healthcare	86,994,400	-	-	86,994,400

Industrials	74,620,450	-	-	74,620,450

Information Technology	325,336,850	-	-	325,336,850

Short-Term Investments	125,861,184	-	-	125,861,184
Total	$806,498,859	$-	$-	$806,498,859

Annual Report • 2014	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Parnassus Mid Cap Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$14,759,362	$-	$-	$14,759,362

Consumer Staples	17,692,757	-	-	17,692,757

Energy	17,557,545	-	-	17,557,545

Financials	38,948,252	-	-	38,948,252

Healthcare	40,633,122	-	-	40,633,122

Industrials	75,664,783	-	-	75,664,783

Information Technology	48,280,948	-	-	48,280,948

Materials	8,359,850	-	-	8,359,850

Utilities	26,776,888	-	-	26,776,888

Short-Term Investments	24,640,829	-	-	24,640,829
Total	$313,314,336	$-	$-	$313,314,336

Parnassus Small Cap Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$91,193,750	$-	$-	$91,193,750

Energy	36,115,000	-	-	36,115,000

Financials	90,343,100	-	-	90,343,100

Healthcare	42,788,750	-	-	42,788,750

Industrials	138,127,310	-	-	138,127,310

Information Technology	68,494,495	-	-	68,494,495

Materials	54,869,015	-	-	54,869,015

Utilities	36,785,400	-	-	36,785,400

Short-Term Investments	72,340,371	-	-	72,340,371
Total	$631,057,191	$-	$-	$631,057,191

PARNASSUS FUNDS	Annual Report • 2014

Notes to Financial Statements (continued)

Parnassus Asia Fund
Investment Securities	Level 1	Level 2	Level 3	Total
China	$900,992	$-	$-	$900,992

Hong Kong	343,191	776,286	-	1,119,477

Indonesia	238,841	333,021	-	571,862

Japan	228,000	1,115,258	-	1,343,258

Philippines	-	152,656	-	152,656

Singapore	-	516,201	-	516,201

South Korea	-	290,561	-	290,561

Taiwan	581,995	1,087,801	-	1,669,796

Thailand	-	518,989	-	518,989

Short-Term Investments	340,741	-	-	340,741
Total	$2,633,760	$4,790,773	$-	$7,424,533

Parnassus Fixed Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total

Commercial Mortgage-Backed Securities	$-	$6,787,960	$-	$6,787,960

Convertible Bonds	-	306,969	-	306,969

Corporate Bonds	-	84,583,375	-	84,583,375

Federal Agency Mortgage-Backed Securities	-	33,814,932	-	33,814,932

Supranational Bonds	-	7,002,709	-	7,002,709

U.S. Government Treasury Bonds	-	51,455,599	-	51,455,599

Short-Term Investments	5,280,390	-	2,382,055	7,662,445
Total	$5,280,390	$183,951,544	$2,382,055	$191,613,989

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of December 31, 2014:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Fixed Income Fund
	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans
Balance as of December 31, 2013	$1,384,404	$10,137,706	$2,382,055
Discounts/premiums amortization	(14,755)	98,929	-
Purchases	2,100,000	11,850,000	2,500,000
Sales	(1,400,000)	(10,450,000)	(2,500,000)
Balance as of December 31, 2014	$2,069,649	$11,636,635	$2,382,055

Annual Report • 2014	PARNASSUS FUNDS

Notes to Financial Statements (continued)

There were no significant transfers between Level 1, Level 2 and Level 3.

Quantitative information about Level 3 fair value measurement:

	Fair Value at December 31, 2014	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Fund
Certificates of Deposit	$1,578,573	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$491,076	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%
Parnassus Core Equity Fund
Certificates of Deposit	$2,705,225	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$8,931,410	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%
Parnassus Fixed Income Fund
Community Development Loans	$2,382,055	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

Certain foreign securities may be fair valued by independent pricing services if events occur between the time at which the market quotations are determined on the primary exchange and the close of trading on the NYSE. These events may affect the value of these securities and render market quotations unreliable. Such fair valuations are categorized as Level 2 investments. Foreign securities that are valued based on market quotations are categorized as Level 1 investments.

In accordance with procedures established by the Funds’ Trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of Independent Trustees who also comprise the Funds’ audit committee. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

PARNASSUS FUNDS	Annual Report • 2014

Notes to Financial Statements (continued)

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 2014 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Fund	$-	$378,656,217	$-	$360,307,449
Parnassus Core Equity Fund	18,589,806	3,314,905,807	-	1,315,324,665
Parnassus Endeavor Fund	-	336,705,930	-	200,016,073
Parnassus Mid Cap Fund	-	87,441,390	-	53,777,043
Parnassus Small Cap Fund	20,085,862	423,956,526	9,627,529	644,992,729
Parnassus Asia Fund	-	5,177,472	-	1,195,635
Parnassus Fixed Income Fund	-	105,482,880	-	91,968,951

The above includes purchases and sales of U.S. Government securities in the amount of $20,382,383 and $51,133,731, respectively, within the Parnassus Fixed Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 1.00% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000. Parnassus Endeavor Fund and Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Small Cap Fund: 1.00% of the first $100,000,000, 0.90% of the next $100,000,000, 0.85% of the next $300,000,000 and 0.80% of the amount above $500,000,000. Parnassus Asia Fund: 1.10% of the first $100,000,000, 1.05% of the next $400,000,000 and 1.00% of the amount above $500,000,000. For the year ended December 31, 2014, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Fund, 0.95% of net assets for the Parnassus Endeavor Fund, and 1.20% of the net assets for the Parnassus Mid Cap Fund and Parnassus Small Cap Fund, and reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.25% of the net assets of the Parnassus Asia Fund.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000 and 0.60% of the amount above $500,000,000. Parnassus Fixed Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2014, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Core Equity Fund – Investor Shares and 0.78% of net assets for the Parnassus Core Equity Fund – Institutional Shares and reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Endeavor Fund, Parnassus Mid Cap Fund, Parnassus Small Cap Fund and Parnassus Asia Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Core Equity Fund and Parnassus Fixed Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets. The fund administration services fee was 0.03% of average net assets under this new agreement for the year ended December 31, 2014.

Annual Report • 2014	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Funds may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Core Equity Fund – Institutional Shares does not incur service provider fees.

10. Investments in affiliates

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a Fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2014, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at a level below 5%.

A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2014 is set forth below.

	Beginning shares as of December 31, 2013	Shares purchased	Shares sold	Ending shares as of December 31, 2014	Market Value of affiliates at December 31, 2014	Dividend Income January 1, 2014 - December 31, 2014

Parnassus Core Equity Fund
Name of Company:
Compass Minerals International Inc.	1,941,000	-	-	1,941,000	$168,537,030	$4,658,400
Northwest Natural Gas Co.	2,000,000	300,000	-	2,300,000	114,770,000	3,887,494
WD-40 Co.	1,140,000	80,000	-	1,220,000	103,797,600	1,589,518
Total Affiliates					$387,104,630	$10,135,412
Parnassus Small Cap Fund
Name of Company:
Checkpoint Systems Inc.	1,785,000	1,105,000	712,291	2,177,709	$29,899,945	$-
Covisint Corp.	-	2,215,000	-	2,215,000	5,869,750	-
Total Affiliates					$35,769,695	$-

PARNASSUS FUNDS	Annual Report • 2014

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Fund
2014	$45.86	$0.22	$6.47	$6.69	$(1.62)	$(2.84)	$-	$(4.46)
2013	40.62	0.25	13.34	13.59	(1.94)	(6.41)	-	(8.35)
2012	35.23	0.28	8.64	8.92	(0.80)	(2.73)	-	(3.53)
2011	40.49	0.13	(2.25)	(2.12)	(0.12)	(3.02)	-	(3.14)
2010	34.82	0.15	5.67	5.82	(0.15)	-	-	(0.15)
Parnassus Core Equity Fund – Investor Shares
2014	36.68	0.43	4.84	5.27	(0.59)	(0.67)	-	(1.26)
2013	29.20	0.44	9.39	9.83	(0.48)	(1.87)	-	(2.35)
2012	26.35	0.39	3.64	4.03	(0.74)	(0.44)	-	(1.18)
2011	26.31	0.32	0.48	0.80	(0.31)	(0.45)	-	(0.76)
2010	24.45	0.30	1.85	2.15	(0.29)	-	-	(0.29)
Parnassus Core Equity Fund – Institutional Shares
2014	36.73	0.45	4.91	5.36	(0.67)	(0.67)	-	(1.34)
2013	29.26	0.49	9.39	9.88	(0.54)	(1.87)	-	(2.41)
2012	26.41	0.45	3.64	4.09	(0.80)	(0.44)	-	(1.24)
2011	26.36	0.38	0.50	0.88	(0.38)	(0.45)	-	(0.83)
2010	24.51	0.38	1.82	2.20	(0.35)	-	-	(0.35)
Parnassus Endeavor Fund
2014	26.99	0.18	4.79	4.97	(0.51)	(1.50)	-	(2.01)
2013	22.17	0.14	6.71	6.85	(0.50)	(1.53)	-	(2.03)
2012	19.64	0.12	4.13	4.25	(0.50)	(1.22)	-	(1.72)
2011	20.81	0.05	(0.40)	(0.35)	(0.05)	(0.77)	-	(0.82)
2010	19.45	0.02	2.48	2.50	(0.50)	(0.64)	-	(1.14)
Parnassus Mid Cap Fund
2014	25.10	0.22	2.60	2.82	(0.20)	(0.32)	-	(0.52)
2013	20.27	0.13	5.58	5.71	(0.26)	(0.62)	-	(0.88)
2012	17.69	0.16	3.10	3.26	(0.30)	(0.38)	-	(0.68)
2011	18.25	0.06	0.51	0.57	(0.13)	(1.00)	-	(1.13)
2010	16.28	0.30	2.70	3.00	(0.24)	(0.79)	-	(1.03)
Parnassus Small Cap Fund
2014	28.72	(0.02)	0.33	0.31	-	(5.26)	-	(5.26)
2013	23.77	(0.04)	6.71	6.67	(0.41)	(1.31)	-	(1.72)
2012	20.08	- (c)	3.69	3.69	-	- (c)	-	- (c)
2011	23.95	(0.04)	(3.15)	(3.19)	- (c)	(0.68)	-	(0.68)
2010	17.92	0.15	6.53	6.68	(0.47)	(0.18)	-	(0.65)
Parnassus Asia Fund
2014	15.67	0.19	1.04	1.23	(0.18)	-	-	(0.18)
For the period ended December 31, 2013(d)	15.00	(0.07)	0.74	0.67	-	-	-	-
Parnassus Fixed Income Fund
2014	16.43	0.31	0.43	0.74	(0.37)	(0.14)	-	(0.51)
2013	17.56	0.29	(0.76)	(0.47)	(0.29)	(0.31)	(0.06)	(0.66)
2012	17.53	0.31	0.05	0.36	(0.33)	- (c)	-	(0.33)
2011	16.90	0.33	0.88	1.21	(0.34)	(0.24)	-	(0.58)
2010	16.74	0.45	0.65	1.10	(0.59)	(0.35)	-	(0.94)

Annual Report • 2014	PARNASSUS FUNDS

Net Asset Value End of Year	Total Overall Return	Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Parnassus Fund
$48.09	14.68%	$679,130	0.84%		0.84%		0.47%		60.44%
45.86	34.22	572,301	0.86		0.86		0.54		64.87
40.62	26.04	470,136	0.90		0.90		0.70		52.72
35.23	(5.01)	354,572	0.94		0.94		0.33		74.43
40.49	16.71	444,457	0.97		0.97		0.42		51.77
Parnassus Core Equity Fund – Investor Shares
40.69	14.48	8,558,905	0.87		0.87		1.11		14.32
36.68	34.01	6,282,235	0.87		0.87		1.28		16.93
29.20	15.43	4,023,309	0.90		0.90		1.38		24.34
26.35	3.13	3,398,905	0.94		0.94		1.19		63.04
26.31	8.89	3,150,408	0.99		0.99		1.23		54.30
Parnassus Core Equity Fund – Institutional Shares
40.75	14.71	3,024,069	0.67		0.67		1.17		14.32
36.73	34.13	1,809,054	0.69		0.69		1.44		16.93
29.26	15.64	1,006,980	0.68		0.68		1.59		24.34
26.41	3.40	630,035	0.70		0.70		1.43		63.04
26.36	9.07	407,423	0.75		0.75		1.54		54.30
Parnassus Endeavor Fund
29.95	18.51	770,332	1.02		0.95		0.62		39.51
26.99	31.15	475,940	1.07		1.07		0.53		41.20
22.17	22.03	281,029	1.14		1.14		0.54		69.25
19.64	(1.62)	216,269	1.16		1.16		0.22		47.22
20.81	12.96	143,491	1.25		1.20		0.09		53.85
Parnassus Mid Cap Fund
27.40	11.24	305,297	1.09		1.09		0.84		21.62
25.10	28.27	241,162	1.14		1.14		0.55		20.70
20.27	18.58	128,964	1.23		1.20		0.79		22.82
17.69	3.33	61,299	1.24		1.20		0.35		38.67
18.25	18.70	36,811	1.46		1.20		1.73		53.22
Parnassus Small Cap Fund
23.77	0.98	560,462	1.20		1.20		(0.06)		67.96
28.72	28.33	775,655	1.20		1.20		(0.15)		49.36
23.77	18.40	679,980	1.23		1.20		(0.02)		32.85
20.08	(13.29)	644,825	1.22		1.20		(0.18)		39.50
23.95	37.37	445,343	1.30		1.20		0.75		35.33
Parnassus Asia Fund
16.72	7.84	7,457	3.53		1.25		1.11		24.41
15.67	4.47 (e)	3,376	5.08	(f)	1.45	(f)	(0.71	)(f)	3.00	(e)
Parnassus Fixed Income Fund
16.66	4.49	192,614	0.78		0.68		1.84		52.57
16.43	(2.71)	175,790	0.78		0.68		1.70		35.15
17.56	2.08	225,723	0.79		0.75		1.78		5.45
17.53	7.24	211,723	0.81		0.75		1.92		29.25
16.90	6.61	180,186	0.83		0.75		2.60		56.06

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.95% for the Parnassus Endeavor Fund, 1.20% for the Parnassus Small Cap Fund, 1.25% for the Parnassus Asia Fund and 0.68% for the Parnassus Fixed Income Fund.

(c) Amount less than $0.01.

(d) The Parnassus Asia Fund commenced operations on April 30, 2013, and the period shown is from April 30, 2013 through December 31, 2013.

(e) Not annualized for periods less than one year.

(f) Annualized.

PARNASSUS FUNDS	Annual Report • 2014

ADDITIONAL INFORMATION (unaudited)

Board of Trustees and Officers

Independent Trustees§

Name	Donald V. Potter	Jeanie S. Joe	Donald J. Boteler	Alecia A. DeCoudreaux

Age	69	67	66	60

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Lead Independent Trustee	Trustee	Trustee, Audit Committee Chairman	Trustee

Term of Office and Length of Service	Indefinite. Since 2002.	Indefinite. Since October 2004.	Indefinite. Since 2012.	Indefinite. Since December 2013

Principal Occupation(s) During Past 5 Years	President of Strategystreet.com business strategy.	President of Geo/Resource Consultants, a geotechnical and environmental consulting firm, until 2009.	Vice President, Operations & Continuing Education, Investment Company Institute, from 1986 to March 2012. Independent Trustee, FAM Funds, from October 2012 to present.

President of Mills College since 2011. Various positions with Eli Lilly and affiliates from 1980-2011, including Vice President and General Counsel of Lilly USA from 2005-2009.

Immediate Past Chair to the Wellesley College Board of Trustees. Honorary Director of the Indiana University Foundation and Emeritus Board Member of the Indiana University School of Law Board of Visitors, since 2007.

Portfolios in the Fund Complex Overseen by Trustee	Seven	Seven	Seven	Seven

Other Directorships Held by Trustee	None	None	None	None

Annual Report • 2014	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited) (continued)

Board of Trustees and Officers (continued)

Interested Trustee†

Name	Jerome L. Dodson

Age	71

Address	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	President and Trustee

Term of Office and Length of Service	Indefinite. Since 1992 for Parnassus Income Funds. Since 1984 for the Parnassus Funds.

Principal Occupation(s) During Past 5 Years	President and Trustee of the Parnassus Funds and the Parnassus Income Funds since their inceptions; President and Director of Parnassus Investments since June 1984.

Portfolios in the Fund Complex Overseen by Trustee	Seven

Other Directorships Held by Trustee	None

§	“Independent” Trustees are Trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.
†

An “interested” Trustee is a Trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the Funds because of his ownership in the Funds’ investment adviser and because he is an officer of the Trusts.

Additional information about the Fund’s Board of Trustees is available in the Statement of Additional Information. The Statement of Additional Information is available without charge on the Securities and Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505 or at the Parnassus website, www.parnassus.com.

PARNASSUS FUNDS	Annual Report • 2014

ADDITIONAL INFORMATION (unaudited) (continued)

Board of Trustees and Officers (continued)

Officers

Name	Todd C. Ahlsten	Marc C. Mahon	John V. Skidmore II

Age	42	37	49

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Vice President	Treasurer	Chief Compliance Officer and Assistant Secretary

Term of Office and Length of Service	Indefinite. Since 2001.	Indefinite. Since 2007.	Indefinite. Since 2008.

Principal Occupation(s) During Past 5 Years	Vice President of the Parnassus Funds and Parnassus Income Funds since 2001. Chief Investment Officer of Parnassus Investments since 2007. Director of Research at Parnassus Investments from 1995 to 2007. Portfolio Manager of Parnassus Core Equity Fund since 2001.	Chief Financial Officer of Parnassus Investments since 2007. Treasurer of Parnassus Funds and Parnassus Income Funds since 2007.	Chief Compliance Officer of Parnassus Investments since 2008.

Annual Report • 2014	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited) (continued)

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Federal Income Tax Information

For the year ended December 31, 2014, the following percentages of ordinary income distributed by the Funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

Fund	QDI	DRD
Parnassus Fund	29.77%	29.77%

Parnassus Core Equity Fund	100.00%	100.00%

Parnassus Endeavor Fund	56.13%	56.21%

Parnassus Mid Cap Fund	100.00%	100.00%

Parnassus Small Cap Fund	48.08%	48.26%

Parnassus Asia Fund	100.00%	100.00%

Parnassus Fixed Income Fund	0.00%	0.00%

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PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

This report must be preceded or accompanied by a current prospectus.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte and Touche, LLP

555 Mission Street

San Francisco, CA 94105

Distributor

Parnassus Funds Distributor

1 Market Street, Suite 1600

San Francisco, CA 94105

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year ending December 31, 2014. During the fiscal year ending December 31, 2014 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds and the Parnassus Income Funds determined that Don Boteler, Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Boteler’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. Donald Boteler serves as Trustee of the Parnassus Funds Trust and the Parnassus Income Funds Trust. He retired in March of 2012 from the Investment Company Institute (ICI), the U.S. mutual fund industry’s national trade association in Washington, D.C., where he served as Vice President of Industry Operations from 1993 until his retirement. Mr. Boteler also served as Director of Fund Accounting and Compliance from 1986 to 1993. From 2009 to 2011, he served on the Advisory Council of the International Accounting Standards Board in London. Prior to his ICI career, he served in various roles as a member of the staff of the U.S. Securities and Exchange Commission and the U.S. Department of Labor. Mr. Boteler received his bachelor’s degree in economics and accounting from the University of Maryland and is a member of the American Institute of Certified Public Accountants.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the Parnassus Funds fiscal years ended December 31, 2013 and 2014 were $131,302 and $143,370 respectively and the Parnassus Income Funds fiscal year ended December 31, 2013 and 2014 were $121,198 and $109,630 respectively.

(b) Audit-Related Fees

There were no aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant’s investment advisor.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Parnassus Funds fiscal years ended December 31, 2013 and 2014 were $52,080 and $54,461 respectively and the Parnassus Income Funds fiscal years ended December 31, 2013 and 2014 were $64,870 and $39,777 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows: The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Funds, affiliated funds, and other service affiliates. Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $52,080 and $54,461 for the Parnassus Funds fiscal years ended December 31, 2013 and 2014, respectively and $64,870 and $39,777 for the Parnassus Income Funds fiscal years ended December 31, 2013 and 2014, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 6, 2015	By:	/s/ Jerome L. Dodson
Jerome L. Dodson
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 6, 2015

	By:	/s/ Jerome L. Dodson
Jerome L. Dodson
President

Date: February 6, 2015

	By:	/s/ Marc C. Mahon
Marc C. Mahon
Treasurer